UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                               FORM N-CSRS

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-07136

Name of Fund:  MuniYield Pennsylvania Insured Fund

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, MuniYield Pennsylvania Insured Fund, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 10/31/06

Date of reporting period: 11/01/05 - 04/30/06

Item 1 -   Report to Stockholders


Semi-Annual Reports
April 30, 2006


MuniYield Florida Insured Fund
MuniYield New Jersey Insured Fund, Inc.
MuniYield Pennsylvania Insured Fund


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


These reports, including the financial information herein, are transmitted to shareholders of MuniYield Florida Insured Fund, MuniYield New Jersey Insured Fund, Inc. and MuniYield Pennsylvania Insured Fund for their information. This is not a prospectus. Past performance results shown in these reports should not be considered a representation of future performance. The Funds have leveraged their Common Shares or Stock and intend to remain leveraged by issuing Preferred Shares or Stock to provide the Common Shareholders or Common Stock Shareholders with potentially higher rates of return. Leverage creates risks for Common Shareholders or Common Stock Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares or Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares or Stock may affect the yield to Common Shareholders or Common Stock Shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-637-3863; (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's
Web site at http://www.sec.gov. Information about how the Funds vote proxies relating to securities held in the Funds' portfolios during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com; and
(2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


MuniYield Florida Insured Fund
MuniYield New Jersey Insured Fund, Inc.
MuniYield Pennsylvania Insured Fund
Box 9011
Princeton, NJ 08543-9011


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MuniYield Florida Insured Fund
MuniYield New Jersey Insured Fund, Inc.
MuniYield Pennsylvania Insured Fund


Announcement to Shareholders


On February 15, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch & Co., Inc. ("Merrill Lynch") entered into an agreement to contribute Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. and certain affiliates (including Fund Asset Management, L.P. and Merrill Lynch Investment Managers International Limited), to BlackRock to create a new independent company that will be one of the world's largest asset management firms with over $1 trillion in assets under management (based on combined assets under management as of March 31, 2006). The transaction is expected to close in the third quarter of 2006, at which time the new company will operate under the BlackRock name. The Fund's Board of Directors/Trustees has approved a new investment advisory agreement with BlackRock Advisors, Inc. or its successor ("BlackRock Advisors") on substantially the same terms and for the same advisory fee as the current investment advisory agreement with the Investment Advisor. If the agreement is approved by the Fund's shareholders, BlackRock Advisors is expected to become the Fund's investment adviser upon the closing of the transaction between Merrill Lynch and BlackRock.


Swap Agreements


The Funds may invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom each Fund has entered into a swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligation to pay the other party to the agreement.



SEMI-ANNUAL REPORTS                                              APRIL 30, 2006



A Letter From the President


Dear Shareholder

You may be aware that changes are on the horizon at Merrill Lynch Investment Managers ("MLIM"). On February 15, 2006, Merrill Lynch announced plans to combine the firm's investment advisory business, including MLIM, with another highly regarded investment manager - BlackRock, Inc. ("BlackRock").

We believe this merger of asset management strength will benefit our investors. MLIM is a leading investment management organization with over $576 billion in assets under management globally and 2,757 employees in 17 countries. It offers over 100 investment strategies in vehicles ranging from mutual funds to institutional portfolios. BlackRock is one of the largest publicly traded investment management firms in the United States with $463.1 billion in assets under management and 1,839 employees. It manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products.

At the completion of the transaction, which is expected in the third quarter of this year, the resultant firm will be a top-10 investment manager worldwide with over $1 trillion in assets under management.* The combined company will provide a wider selection of high-quality investment solutions across a range of asset classes and investment styles. MLIM and BlackRock possess complementary capabilities that together create a well-rounded organization uniting some of the finest money managers in the industry. At the same time, the firms share similar values and beliefs - they are focused on delivering excellence on behalf of clients, and both make investment performance their single most important mission. In short, the merger only reinforces our commitment to shareholders.

Most of MLIM's investment products - including mutual funds, separately managed accounts, annuities and variable insurance funds - eventually will carry the "BlackRock" name. As a shareholder in one or more MLIM-advised mutual funds, you will receive a proxy package in the coming weeks in connection with this transaction. After you receive this information, should you have any questions or concerns, do not hesitate to contact your financial advisor.

As always, we thank you for entrusting us with your investment assets, and we look forward to continuing to serve your investment needs with even greater strength and scale as the new BlackRock.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Chief Investment Officer
Merrill Lynch Investment Managers


  * $1.039 trillion in assets under management as of March 31, 2006. Data, including assets under management, are as of March 31, 2006.



SEMI-ANNUAL REPORTS                                              APRIL 30, 2006



A Discussion With Your Funds' Portfolio Managers



New municipal issuance declined during the six-month period, helping tax-exempt bonds to outperform their taxable counterparts but also limiting opportunities to restructure the portfolios.


Describe the recent market environment relative to municipal bonds.

Long-term bond yields rose sharply during the six-month period, with much of the increase occurring in March and April 2006. Bond prices, which move opposite of yields, declined. Bond prices were pressured as investors focused on solid economic growth, both globally and in the United States, and renewed inflationary pressures deriving from rising commodity prices. First quarter 2006 gross domestic product growth was recently estimated at 4.8%, well above the 1.7% rate recorded in the fourth quarter of 2005.

The Federal Reserve Board (the Fed) continued to raise short-term interest rates at each of its meetings during the period, bringing the federal funds target rate to 4.75% at period-end, and to 5% with another interest rate hike on May 10, 2006. In response, the Treasury curve continued to flatten, with short-term interest rates rising more than longer-term interest rates. Over the past six months, 30-year U.S. Treasury bond yields rose 41 basis points (.41%) to 5.17% and 10-year U.S. Treasury note yields rose 50 basis points to 5.07%, the highest level since May 2002.

While the municipal yield curve also flattened during the period, the market's strong technical position provided significant price support. This allowed municipal bond prices to improve slightly or decline much less than those of their taxable counterparts. As measured by Municipal Market Data, yields on AAA-rated issues maturing in 30 years fell six basis points to 4.53% while yields on AAA-rated issues maturing in 10 years rose 16 basis points to 4.08%.

For the most part, the recent outperformance of the tax-exempt market has been fostered by a dramatic decline in new bond issuance so far in 2006. In 2005, more than $408 billion in new long-term tax-exempt bonds was underwritten, a new annual record and an increase of more than 13% compared to 2004. Over the past six months, $170 billion in long-term municipal bonds was issued, a decline of 8.6% versus the same period a year earlier. The record new issuance in 2005 was largely triggered by a 47% increase in refunding activity as issuers took advantage of historically low bond yields and a flattening yield curve to refinance outstanding higher-couponed debt. Year-to-date through April 2006, refunding issuance declined more than 55% relative to the first four months of 2005. This decline already has led some analysts to reduce their forecasts for 2006 new issuance from the $350 billion - $370 billion range to the $300 billion - $325 billion range. Lower annual issuance would further solidify the tax-exempt market's already positive technical position.

The tax-exempt market has continued to enjoy strong investor demand. As reported by the Investment Company Institute, long-term municipal bond funds received net new monies of $5.0 billion in 2005 - a sharp reversal from the $3.7 billion outflow in 2004. During the first quarter of 2006, tax-exempt mutual funds received over $9.3 billion, slightly higher than the $8.9 billion inflow during the same period in 2005. Recent statistics from AMG Data Services indicate that, thus far in 2006, weekly cash flows into long-term municipal bond funds averaged over $300 million, a significant improvement from the weekly average of $65 million in December 2005.

Looking ahead, the fundamentals for the tax-exempt bond market appear favorable, and continued positive cash flows are anticipated. Given their attractive yields relative to comparable U.S. Treasury bonds, and the prospects for reduced issuance in 2006, we believe municipal bonds could enjoy solid results in the coming months.


MuniYield Florida Insured Fund


Describe conditions in the State of Florida.

Florida's economy has outperformed that of both the nation and other southern states, and appears likely to continue this trend in the foreseeable future. The state's mix of solid demographics and increasing job growth among diversified industries is expected to continue to encourage migration into Florida. Although national economic trends have put pressure on the state, we believe Florida is well positioned given its record of proactive management and financial flexibility.

The state's enacted fiscal year 2005-2006 budget is $64.7 billion, an increase of 12% from the prior year. The budget reflects a combination of spending constraints, with spending below anticipated personal income growth, and increased revenue growth. Of the increased revenue, not all is expected to be permanent, as some stems primarily from the reconstruction and replacement of property destroyed by hurricanes and, therefore, is not recurring.



SEMI-ANNUAL REPORTS                                              APRIL 30, 2006



Fiscal discipline has afforded the state the opportunity to provide tax relief in the form of tax-free shopping days, reduced sales tax on equipment, tax credits and a phaseout of the intangible tax. Three areas of the budget account for 93% of the total expenditures - education at 52%, health and human services at 26% and public safety at 15%. Revenues for the first four months of the fiscal year were $602 million, 14% higher than the same period in the prior fiscal year.


How did the Fund perform during the period?

For the six-month period ended April 30, 2006, the Common Shares of MuniYield Florida Insured Fund had net annualized yields of 5.19% and 5.49%, based on a period-end per share net asset value of $14.57 and a per share market price of $13.77, respectively, and $.375 per share income dividends. Over the same period, the total investment return on the Fund's Common Shares was +1.70%, based on a change in per share net asset value from $14.72 to $14.57, and assuming reinvestment of all distributions.

The Fund's return, based on net asset value, lagged the +2.16% average return of the Lipper Florida Municipal Debt Funds category for the six-month period. (Funds in this Lipper category limit their investment to securities exempt from taxation in Florida or a city in Florida). For the most part, performance was impacted as the yield curve flattened and short and intermediate maturities underperformed. We had exposure to these sectors through bonds that had been prerefunded - thereby transforming several of our longer-dated issues into intermediate-maturity issues - and higher-coupon bonds priced to a short call. Despite their underperformance on a total return basis, these bonds were acquired in a higher interest rate environment and, as such, contribute meaningfully to the Fund's yield. This supports our long-term commitment to providing shareholders with an attractive level of income and allowed the Fund to maintain an above-average yield versus its peers.

To a lesser extent, the Fund's total return performance was affected by its conservative investment parameters. This prohibited us from investing in non-investment grade issues, which outperformed the high-grade market as credit spreads narrowed during the period.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Shares (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Shares can vary significantly from total investment return based on changes in the Fund's net asset value.


What changes were made to the portfolio during the period?

We did not alter our strategy or make meaningful changes to the portfolio's composition during the six-month period. We continued to focus on increasing the income provided to shareholders and muting the Fund's net asset value volatility. To that end, we remained fully invested throughout the period in order to augment yield.

In making new purchases, we generally focused on premium-coupon bonds in the 20-year - 25-year maturity range whenever they became available, although we did begin to see value in the 15-year area of the curve and continue to explore opportunities there. Given the extent of the curve flattening, spreads are appearing wider now in the 20-year sector of the curve, so we are able to capture some of the most attractive yields on the curve without having to extend to the longest maturities.

Issuance of Florida municipal bonds increased less than 3% during the period compared to the same period six months a year ago. However, new issuance in the latter three months was down 32% compared to the same three months in 2005. The reduction in supply has meant few opportunities to restructure the portfolio. For the most part, we are seeing supply concentrated in the 15-year - 20-year area, most of these being insured issues with 4% to 4.5% coupons. We remain committed to structuring bonds with 5% to 5.25% coupons, although the cost for new issues with these characteristics has been prohibitive.



SEMI-ANNUAL REPORTS                                              APRIL 30, 2006



A Discussion With Your Funds' Portfolio Managers (continued)


For the six-month period ended April 30, 2006, the Fund's Auction Market Preferred Shares (AMPS) had average yields of 2.96% for Series A and 3.04% for Series B. The Fed raised the short-term interest rate target 100 basis points during the six-month period, and this continued to affect the Fund's borrowing costs. We would expect additional increases in the cost of funds to be more limited as the Fed nears a pause in its monetary tightening campaign. Despite the interest rate increases during the period, the tax-exempt yield curve maintained a positive slope, allowing us to borrow at a lower rate than where we invest. This continued to generate an income benefit to the holders of Common Shares from the leveraging of Preferred Shares. However, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Shares. At the end of the period, the Fund's leverage amount, due to AMPS, was 36.90% of total net assets, before the deduction of Preferred Shares. (For a more complete explanation of the benefits and risks of leveraging, see page 10 of this report to shareholders.)


How would you characterize the Fund's position at the close of the period?

We would characterize the Fund's position as fairly neutral in terms of interest rate risk. At period-end, we were looking to increase the portfolio's exposure to bonds in the 10-year - 20-year maturity range, where we see value emerging. Given the degree of yield-curve flattening that has occurred over the course of the Fed's interest rate-hiking campaign, we believe this maturity range could be ready to outperform.

We remain fully invested, consistent with our efforts to augment shareholder income, and intend to use periods of volatility to pursue higher-coupon bonds whenever they are attractively priced.


MuniYield New Jersey Insured Fund, Inc.


Describe conditions in the State of New Jersey.

In the November elections, New Jersey Democrats retained control of the state senate and assembly, as well as the governor's office. Former New Jersey senator Jon Corzine was elected the state's 54th governor and immediately faced the challenges of the fiscal year 2007 budget, including funding the public pension system, replenishing the Transportation Trust Fund and complying with court-mandated school construction spending.

The resulting $31 billion budget proposed by the governor provided for a $2.6 billion increase in overall spending and called for a 1% sales tax hike and a 35-cent per-pack cigarette tax increase. Surprisingly, no gasoline tax increase was included, although a higher percentage of the existing tax is slated to be applied to the ailing Transportation Trust Fund. Even so, that leaves the bulk of the state's transportation needs to be funded by $6 billion in new debt that will be issued over the next five years, as well as the refinancing of $1.7 billion in existing debt.

Although this proposed budget is in balance for fiscal year 2007, New Jersey still faces a structural deficit of $1.5 billion heading into fiscal year 2008. From a credit-rating perspective, a positive in the governor's proposal is its reduced reliance on one-time revenues to balance the budget. Relatively late in the period, New Jersey issued an additional $650 million worth of tax and revenue anticipation notes, which were given the highest short-term credit ratings from the major rating agencies and were well received by the market.


How did the Fund perform during the period?

For the six-month period ended April 30, 2006, the Common Stock of MuniYield New Jersey Insured Fund, Inc. had net annualized yields of 4.91% and 4.98%, based on a period-end per share net asset value of $14.90 and a per share market price of $14.70, respectively, and $.363 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +1.39%, based on a change in per share net asset value from $15.07 to $14.90, and assuming reinvestment of all distributions.

The Fund's total return, based on net asset value, trailed the +2.43% average return of the Lipper New Jersey Municipal Debt Funds category for the six-month period. (Funds in this Lipper category limit their investment to those securities exempt from taxation in New Jersey or a city in New Jersey.) Notably, the Fund was disadvantaged relative to many of its peers by its conservative investment parameters. Specifically, the Fund is limited in its ability to invest in lower-quality issues, which outperformed during the period as credits spreads (versus higher-quality issues of comparable maturity) tightened dramatically. Per its investment parameters, roughly 83% of the portfolio is invested in AAA-rated, insured bonds.



SEMI-ANNUAL REPORTS                                              APRIL 30, 2006



Another factor that weighed heavily on the Fund's performance was the fact that a number of seasoned holdings with higher coupons were called by their issuers. Given our limited ability to buy lower-rated issues and a sharp decline in new-issue supply during the period, particularly in the first quarter of 2006, it was especially difficult to compensate for the income lost to calls.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock may vary significantly from total investment returns based on changes in the Fund's net asset value.


What changes were made to the portfolio during the period?

Activity during the period was extremely limited, due in large part to a lack of opportunities in both the primary and secondary markets, particularly in the latter half of the period. For the six months ended April 30, 2006, New Jersey municipal bond supply was down 48% compared to the same period a year ago. Notwithstanding the limitations imposed by the market and our own investment parameters, we felt that the portfolio was appropriately positioned for the yield curve flattening that we had anticipated, and we saw little need to make significant changes.

A number of factors have combined to sharply reduce the overall supply of municipal issues in the early months of 2006. The low interest rate environment of 2005 may have exhausted much of the potential new-issue supply, and with interest rates having risen somewhat over the past few months, some issuers may have been discouraged from coming to market. Looking ahead, though, the proposed 2007 budget includes $6 billion of new debt to be issued for the Transportation Trust Fund over five years. As of this writing, the first installment of $2.8 billion is scheduled to be issued in May 2006 and includes refinancing for $1.7 billion of existing debt.

For the six-month period ended April 30, 2006, the Fund's Auction Market Preferred Stock (AMPS) had average yields of 2.70% for Series A and 2.72% for Series B. The Fed raised the short-term interest rate target 100 basis points during the six-month period, and this continued to affect the Fund's borrowing costs. We would expect additional increases in the cost of funds to be more limited as the Fed nears a pause in its monetary tightening campaign. Despite the interest rate increases during the period, the tax-exempt yield curve maintained a positive slope, allowing us to borrow at a lower rate than where we invest. This continued to generate an income benefit to the holders of Common Stock from the leveraging of Preferred Stock. However, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Stock. At the end of the period, the Fund's leverage amount, due to AMPS, was 35.92% of total net assets, before the deduction of Preferred Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 10 of this report to shareholders.)


How would you characterize the Fund's position at the close of the period?

Throughout the period, the Fund remained relatively neutral with respect to interest rate risk, and with a high-quality credit profile. Our yield curve outlook has changed in response to recent speculation that the Fed may be closer to the end of its monetary tightening program. Therefore, we believe the majority of the curve flattening is behind us and we are in the early stages of reducing our exposure to the long end of the curve. We now see the most attractive value closer to the middle of the curve, around the 10-year - 15-year range. While we believe there is still some risk of further Fed tightening, the markets tend to anticipate and react to those moves before the fact, so we prefer to be at the front end of that trend.



SEMI-ANNUAL REPORTS                                              APRIL 30, 2006



A Discussion With Your Funds' Portfolio Managers (concluded)



MuniYield Pennsylvania Insured Fund


Describe conditions in the Commonwealth of Pennsylvania.

Pennsylvania continued to protect its credit ratings of Aa2, AA and AA from Moody's, Standard & Poor's and Fitch, respectively, by maintaining conservative budgeting practices, a relatively low debt burden and a more diversified service economy. Following a difficult period at the start of the decade, the commonwealth's finances have improved and stabilized. Through March, revenue collections for fiscal year 2006 were $505.4 million, or 2.8% above initial estimates, largely thanks to strong corporate and personal income tax collection.

Property-tax reform continues to be a key topic on the legislative agenda. Pennsylvania's House and Senate have put forth competing bills, with the House seeking larger property tax reductions through new state taxes for schools and the Senate proposing smaller property tax cuts that hinge largely on gambling tax revenue and voter-approved local wage tax shifts. The two chambers will try to negotiate a compromise that can pass both assemblies for a final decision by Governor Edward Rendell. With a gubernatorial election this November, it seems unlikely that the governor will increase personal income tax rates without the more tangible benefits of property tax reform.

Broad-based job growth continues to be a favorable trend in the commonwealth. For the first quarter of 2006, employment was up 1.2%, slightly below the national growth rate of 1.5%. Pennsylvania's unemployment rate was 4.5% in March 2006, down from 5.2% in March 2005. Personal income growth of 1.5% in the Keystone State trailed the U.S. average growth rate of 2.3% in the last quarter of 2005, but overall reflects a wealth level on par with the nation.


How did the Fund perform during the period?

For the six-month period ended April 30, 2006, the Common Shares of MuniYield Pennsylvania Insured Fund had net annualized yields of 5.24% and 5.50%, based on a period-end per share net asset value of $15.48 and a per share market price of $14.73, respectively, and $.402 per share income dividends. Over the same period, the total investment return on the Fund's Common Shares was +2.13%, based on a change in per share net asset value from $15.57 to $15.48, and assuming reinvestment of all distributions.

The Fund provided an above-average yield during the six-month period and its total return, based on net asset value, surpassed the +1.95% average return of the Lipper Pennsylvania Municipal Debt Funds category. (Funds in this Lipper category limit their investment to those securities exempt from taxation in Pennsylvania or a city in Pennsylvania.)

The Fund's outperformance is primarily attributed to positive security selection. Pennsylvania's municipal bond issuance fell 38% in the first quarter of 2006, more than that experienced by the broader municipal market. Despite the limited investment opportunities, the Fund was able to realize price outperformance from its portfolio of high-quality Pennsylvania municipal bonds. Furthermore, the Fund's slightly longer maturity compared to its peers proved advantageous, as it allowed the portfolio to maintain an above-average yield, which added to incremental total return. As the yield curve continued to flatten over the six-month period, long-term bonds outperformed short-term issues, and our focus on this sector of the curve enhanced Fund results.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Shares (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Shares can vary significantly from total investment returns based on changes in the Fund's net asset value.


What changes were made to the portfolio during the period?

As mentioned previously, new issuance of Pennsylvania debt declined significantly, with new issues of 25-year - 30-year bonds bordering on non-existent over the period. As a result, we made no material changes to the structure and composition of the portfolio.



SEMI-ANNUAL REPORTS                                              APRIL 30, 2006



We maintained our focus on protecting the Fund's net asset value and providing shareholders with an above-average level of income. To that end, we continued to target additional yield by investing in longer-dated bonds. The Fund continued to have a slightly long duration. Although we did seek to move the Fund closer to a neutral duration during the period, limited availability of appropriately structured issues precluded our efforts.

Importantly, the Fund was essentially fully invested throughout the period, consistent with our goal of maintaining an attractive level of income.

For the six-month period ended April 30, 2006, the Fund's Auction Market Preferred Shares (AMPS) had average yields of 2.87% for Series A, 2.80% for Series B and 2.91% for Series C. The Fed's interest rate hikes continue to have a material impact on the Fund's borrowing costs. The Fed raised the short-term interest rate target 100 basis points during the six-month period. We would expect additional increases in the cost of funds to be more limited as the Fed nears a pause in its monetary tightening campaign. Despite the interest rate increases during the period, the tax-exempt yield curve maintained a positive slope, allowing us to borrow at a lower rate than where we invest. This continued to generate an income benefit to the holders of Common Shares from the leveraging of Preferred Shares. However, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Shares. At the end of the period, the Fund's leverage amount, due to AMPS, was 36.47% of total net assets, before the deduction of Preferred Shares. (For a more complete explanation of the benefits and risks of leveraging, see page 10 of this report to shareholders.)


How would you characterize the Fund's position at the close of the period?

We ended the period with a fully invested portfolio and a positive stance on interest rate risk. We maintain a favorable outlook for the municipal market, based on declining issuance and increasing demand on the part of high net worth investors, U.S. subsidiaries of foreign banks and larger U.S. banking corporations that have merged and are seeking tax-exempt income.

After 16 consecutive interest rate hikes, we believe the Fed is prepared to pause in order to assess the impact that its measured monetary tightening campaign has had on economic growth and inflation. However, if there are additional rate increases, we would expect the municipal yield curve to steepen in the short term, particularly relative to the very flat U.S. Treasury yield curve, which should continue to provide attractive opportunities on the long end.

Against this backdrop, we intend to continue to look for maturities in the 25-year area and favor a neutral to slightly long portfolio duration, which we believe offers the benefit of incremental yield. We remain committed to our strategy of investing in high-quality bonds issued by high-tax states. Ultimately, we expect that above-average yields will provide competitive Fund returns over time.


Robert D. Sneeden
Vice President and Portfolio Manager
MuniYield Florida Insured Fund


Theodore R. Jaeckel Jr., CFA
Vice President and Portfolio Manager
MuniYield New Jersey Insured Fund, Inc.


William R. Bock
Vice President and Portfolio Manager
MuniYield Pennsylvania Insured Fund


May 24, 2006



SEMI-ANNUAL REPORTS                                              APRIL 30, 2006



The Benefits and Risks of Leveraging


The Funds utilize leveraging to seek to enhance the yield and net asset value of their Common Shares or Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Funds issue Preferred Shares or Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Shares or Stock, is paid to Common Shareholders or Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Shares or Stock. However, in order to benefit Common Shareholders or Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders or Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Shares or Stock capitalization of $100 million and the issuance of Preferred Shares or Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Shares or Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates.

In this case, the dividends paid to Preferred Shareholders or Common Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Shareholders or Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Shares or Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Shares or Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Shares' or Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Shares or Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Shares or Stock may also decline.

As a part of their investment strategy, the Funds may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Funds to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Funds invest in inverse floaters, the market value of each Fund's portfolio and the net asset value of each Fund's shares may also be more volatile than if the Funds did not invest in these securities. As of April 30, 2006, the percentages of MuniYield Florida Insured Fund's, MuniYield New Jersey Insured Fund, Inc.'s and MuniYield Pennsylvania Insured Fund's total net assets invested in inverse floaters were 5.89%, 9.03% and 12.06%, respectively, before the deduction of Preferred Shares or Stock.



SEMI-ANNUAL REPORTS                                              APRIL 30, 2006



Portfolio Information


Quality Profiles as of April 30, 2006


                                               Percent of
MuniYield Florida Insured Fund                   Total
By S&P/Moody's Rating                         Investments

AAA/Aaa                                          90.8%
AA/Aa                                             1.0
A/A                                               4.6
BBB/Baa                                           1.6
Other*                                            2.0

 * Includes portfolio holdings in short-term investments and variable rate demand notes.



                                               Percent of
MuniYield New Jersey Insured Fund, Inc.          Total
By S&P/Moody's Rating                         Investments

AAA/Aaa                                          83.0%
AA/Aa                                             3.6
A/A                                               3.6
BBB/Baa                                           9.3
Other*                                            0.5

 * Includes portfolio holdings in short-term investments.



                                               Percent of
MuniYield Pennsylvania Insured Fund              Total
By S&P/Moody's Rating                         Investments

AAA/Aaa                                          82.5%
AA/Aa                                             3.0
A/A                                               2.5
BBB/Baa                                           8.4
NR                                                2.9
Other*                                            0.7

 * Includes portfolio holdings in short-term investments.



Dividend Policy


The Funds' dividend policy is to distribute all or a portion of their net investment income to their shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds' current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in these reports.



SEMI-ANNUAL REPORTS                                              APRIL 30, 2006



Schedule of Investments                          MuniYield Florida Insured Fund

                                                                 (In Thousands)

    Face
  Amount   Municipal Bonds                                              Value

District of Columbia--0.8%

 $ 1,000   Metropolitan Washington Airports Authority, D.C.,
           Airport System Revenue Bonds, AMT, Series A, 5.25%
           due 10/01/2032 (c)                                        $    1,028


Florida--145.0%

   1,300   Alachua County, Florida, School Board, COP, 5.25%
           due 7/01/2029 (a)                                              1,370

     700   Boynton Beach, Florida, Utility System Revenue
           Refunding Bonds, 6.25% due 11/01/2020 (b)(c)                     814

   1,720   Broward County, Florida, Educational Facilities
           Authority Revenue Bonds (Nova Southeastern
           University), 5% due 4/01/2031 (p)                              1,774

   3,445   Collier County, Florida, Capital Improvement Revenue
           Refunding Bonds, 5% due 10/01/2024 (h)                         3,582

   1,000   Daytona Beach, Florida, Utility System Revenue
           Refunding Bonds, Series B, 5% due 11/15/2027 (c)               1,028

   2,110   First Florida Governmental Financing Commission
           Revenue Bonds, 5.70% due 7/01/2017 (h)                         2,177

   1,000   Flagler County, Florida, Capital Improvement Revenue
           Bonds, 5% due 10/01/2035 (h)                                   1,033

   1,150   Florida HFA, Housing Revenue Bonds (Brittany
           Rosemont Apartments), AMT, Series C-1, 6.75%
           due 8/01/2014 (a)                                              1,162

     430   Florida Housing Finance Corporation, Homeowner
           Mortgage Revenue Refunding Bonds, AMT, Series 4,
           6.25% due 7/01/2022 (f)                                          439

   2,000   Florida State Board of Education, Capital Outlay, GO,
           Public Education, Series B, 5% due 6/01/2031 (c)               2,054

   6,190   Florida State Board of Education, Lottery Revenue
           Bonds, Series A, 6% due 7/01/2015 (c)                          6,766

   1,000   Florida State Governmental Utility Authority, Utility
           Revenue Bonds (Lehigh Utility System), 5.125%
           due 10/01/2033 (a)                                             1,037

   1,860   Florida State Turnpike Authority, Turnpike Revenue
           Bonds (Department of Transportation), Series B, 5%
           due 7/01/2030                                                  1,895

   1,400   Fort Myers, Florida, Utility System Revenue Refunding
           Bonds, 5% due 10/01/2031 (h)                                   1,452

   3,000   Hernando County, Florida, School Board, COP, 5%
           due 7/01/2035 (h)                                              3,090



                                                                 (In Thousands)

    Face
  Amount   Municipal Bonds                                              Value

Florida (continued)

 $ 3,700   Highlands County, Florida, Health Facilities Authority,
           Hospital Revenue Bonds (Adventist Health System),
           Series A, 6% due 11/15/2011 (i)                           $    4,113

   1,780   Hillsborough County, Florida, Port District Revenue
           Bonds (Tampa Port Authority Project), AMT, 5%
           due 6/01/2026 (h)                                              1,817

           Hillsborough County, Florida, School Board, COP (h):
   6,000       5.375% due 7/01/2009 (i)                                   6,289
   1,000       5% due 7/01/2029                                           1,025

   2,000   Jacksonville Electric Authority, Florida, Water and
           Sewer System Revenue Bonds, Series A, 5.375%
           due 10/01/2030 (h)                                             2,026

           Jacksonville, Florida, Economic Development
           Commission, Health Care Facilities Revenue Bonds
           (Mayo Clinic--Jacksonville) (h):
   1,000       Series A, 5.50% due 11/15/2036                             1,072
     750       Series B, 5.50% due 11/15/2036                               804

   1,140   Jacksonville, Florida, Economic Development
           Commission, IDR (Metropolitan Parking Solutions
           Project), AMT, 5.50% due 10/01/2030 (l)                        1,188

   1,455   Jacksonville, Florida, Guaranteed Entitlement
           Revenue Refunding and Improvement Bonds, 5.25%
           due 10/01/2032 (c)                                             1,526

           Jacksonville, Florida, Port Authority, Seaport Revenue
           Bonds, AMT (h):
   1,025       5.625% due 11/01/2010 (i)                                  1,092
   1,225       5.625% due 11/01/2026                                      1,292

   2,000   Lakeland, Florida, Electric and Water Revenue
           Refunding Bonds, Series A, 5% due 10/01/2028 (h)               2,046

   1,000   Lee County, Florida, Airport Revenue Bonds, AMT,
           Series A, 6% due 10/01/2029 (f)                                1,076

   2,285   Lee County, Florida, Capital Revenue Bonds, 5.25%
           due 10/01/2023 (a)                                             2,439

      50   Lee County, Florida, HFA, S/F Mortgage Revenue
           Bonds (Multi-County Program), AMT, Series A,
           Sub-Series 3, 7.45% due 9/01/2027 (d)(e)(g)                       51

     100   Lee County, Florida, Hospital Board of Directors,
           Hospital Revenue Bonds (Memorial Health System),
           VRDN, Series A, 3.76% due 4/01/2025 (n)                          100

   1,000   Leesburg, Florida, Capital Improvement Revenue
           Bonds, 5.25% due 10/01/2034 (c)                                1,059




Portfolio Abbreviations


To simplify the listings of portfolio holdings in the Schedules of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT       Alternative Minimum Tax (subject to)
COP       Certificates of Participation
DRIVERS   Derivative Inverse Tax-Exempt Receipts
DATES     Daily Adjustable Tax-Exempt Securities
EDA       Economic Development Authority
EDR       Economic Development Revenue Bonds
GO        General Obligation Bonds
HFA       Housing Finance Agency
IDA       Industrial Development Authority
IDR       Industrial Development Revenue Bonds
M/F       Multi-Family
PCR       Pollution Control Revenue Bonds
RIB       Residual Interest Bonds
S/F       Single-Family
VRDN      Variable Rate Demand Notes



SEMI-ANNUAL REPORTS                                              APRIL 30, 2006



Schedule of Investments (continued)              MuniYield Florida Insured Fund

                                                                 (In Thousands)

    Face
  Amount   Municipal Bonds                                              Value

Florida (continued)

           Marco Island, Florida, Utility System Revenue
           Bonds (h):
 $   300       5.25% due 10/01/2021                                  $      320
   1,000       5% due 10/01/2033                                          1,029

   1,000   Martin County, Florida, Utilities System Revenue
           Bonds, 5.125% due 10/01/2033 (a)                               1,036

   2,000   Miami Beach, Florida, Water and Sewer Revenue
           Bonds, 5.75% due 9/01/2025 (a)                                 2,160

           Miami-Dade County, Florida, Aviation Revenue
           Bonds, AMT, Series A:
   7,500       5% due 10/01/2033 (f)                                      7,594
   5,000       (Miami International Airport), 6%
               due 10/01/2024 (c)                                         5,402

   3,875   Miami-Dade County, Florida, Aviation Revenue
           Refunding Bonds (Miami International Airport), AMT,
           Series A, 5% due 10/01/2038 (m)                                3,936

   2,000   Miami-Dade County, Florida, Educational Facilities
           Authority Revenue Bonds (University of Miami),
           Series A, 5.75% due 4/01/2029 (a)                              2,148

           Miami-Dade County, Florida, Expressway Authority,
           Toll System Revenue Bonds, Series B (c):
   1,000       5.25% due 7/01/2027                                        1,060
   3,875       5% due 7/01/2033                                           3,990

   3,480   Miami-Dade County, Florida, Health Facilities
           Authority, Hospital Revenue Refunding Bonds,
           DRIVERS, Series 208, 7.124% due 8/15/2017 (a)(k)               3,977

   1,655   Miami-Dade County, Florida, IDA, IDR (BAC
           Funding Corporation Project), Series A, 5.375%
           due 10/01/2030 (a)                                             1,753

   2,000   Miami-Dade County, Florida, School Board COP,
           Series A, 5.50% due 10/01/2009 (f)(i)                          2,111

   1,865   Miami-Dade County, Florida, Solid Waste System
           Revenue Bonds, 5.25% due 10/01/2030 (h)                        1,983

           Miami-Dade County, Florida, Subordinate Special
           Obligation Revenue Bonds, Series A (h)(q):
   4,375       5.186% due 10/01/2031                                      1,130
   5,735       5.203% due 10/01/2033                                      1,332

   4,765   Orange County, Florida, Educational Facilities
           Authority, Educational Facilities Revenue Refunding
           Bonds (Rollins College Project), 5.50%
           due 12/01/2032 (a)                                             5,120

           Orange County, Florida, Health Facilities Authority,
           Hospital Revenue Bonds:
     600       (Adventist Health System), 6.25%
               due 11/15/2024                                               656
   1,835       (Orlando Regional Healthcare), 6%
               due 12/01/2012 (i)                                         2,049

   1,000   Orange County, Florida, Sales Tax Revenue Refunding
           Bonds, Series A, 5.125% due 1/01/2023 (c)                      1,049

   6,500   Orange County, Florida, School Board, COP, Series A,
           5.25% due 8/01/2009 (h)(i)                                     6,854

   5,330   Orange County, Florida, Tourist Development, Tax
           Revenue Bonds, 5.50% due 10/01/2032 (a)                        5,688



                                                                 (In Thousands)

    Face
  Amount   Municipal Bonds                                              Value

Florida (continued)

           Orlando and Orange County, Florida, Expressway
           Authority Revenue Bonds, Series B (a):
 $ 4,000       5% due 7/01/2030                                      $    4,111
   6,815       5% due 7/01/2035                                           6,996

   1,530   Osceola County, Florida, Infrastructure Sales Surplus
           Tax Revenue Bonds, 5.25% due 10/01/2025 (a)                    1,613

   2,000   Osceola County, Florida, School Board, COP, Series A,
           5.25% due 6/01/2027 (a)                                        2,101

   1,100   Osceola County, Florida, Tourist Development Tax
           Revenue Bonds, Series A, 5.50% due 10/01/2027 (c)              1,178

   1,500   Palm Beach County, Florida, Criminal Justice Facilities
           Revenue Bonds, 7.20% due 6/01/2015 (c)                         1,838

   2,000   Palm Beach County, Florida, School Board, COP,
           Refunding, Series D, 5.25% due 8/01/2021 (f)                   2,110

   5,000   Palm Beach County, Florida, School Board, COP,
           Series A, 6% due 8/01/2010 (c)(i)                              5,477

   1,000   Palm Coast, Florida, Utility System Revenue Bonds,
           5% due 10/01/2027 (h)                                          1,028

   1,500   Panama City, Florida, Water and Sewer Revenue
           Bonds, Series B, 5.25% due 10/01/2022 (h)                      1,599

   1,000   Peace River/Manasota Regional Water Supply
           Authority, Florida, Utility System Revenue Bonds,
           Series A, 5% due 10/01/2030 (f)                                1,035

   1,000   Pembroke Pines, Florida, Public Improvement Revenue
           Bonds, Series A, 5% due 10/01/2034 (a)                         1,030

     200   Pinellas County, Florida, Health Facilities Authority,
           Revenue Refunding Bonds (Pooled Hospital Loan
           Program), DATES, VRDN, 3.74% due 12/01/2015 (a)(n)               200

           Polk County, Florida, Public Facilities Revenue
           Bonds (h):
   1,000       5% due 12/01/2025                                          1,040
   1,340       5% due 12/01/2033                                          1,383

   1,000   Polk County, Florida, Utility System Revenue Bonds,
           5.25% due 10/01/2022 (c)                                       1,063

   1,055   Port St. Lucie, Florida, Utility Revenue Bonds, 5.25%
           due 9/01/2024 (h)                                              1,122

   1,400   Saint Johns County, Florida, Sales Tax Revenue Bonds,
           Series A, 5.25% due 10/01/2031 (a)                             1,479

   1,000   Saint Lucie, Florida, West Services District, Utility
           Revenue Bonds, 5.25% due 10/01/2034 (h)                        1,064

   1,000   Santa Rosa County, Florida, School Board, COP,
           DRIVERS, Series 1293Z, 6.38% due 2/01/2014 (c)(k)              1,123

   2,000   South Broward, Florida, Hospital District
           Revenue Bonds, DRIVERS, Series 337, 7.129%
           due 5/01/2032 (h)(k)                                           2,308

   1,000   South Lake County, Florida, Hospital District
           Revenue Bonds (South Lake Hospital Inc.), 5.80%
           due 10/01/2034                                                 1,032

   1,240   Stuart, Florida, Public Utilities Revenue Refunding
           and Improvement Bonds, 5.25% due 10/01/2024 (c)                1,318



SEMI-ANNUAL REPORTS                                              APRIL 30, 2006



Schedule of Investments (concluded)              MuniYield Florida Insured Fund

                                                                 (In Thousands)

    Face
  Amount   Municipal Bonds                                              Value

Florida (concluded)

 $ 2,280   University of Central Florida (UCF) Athletics
           Association Inc., COP, Series A, 5.25%
           due 10/01/2034 (c)                                        $    2,394

           Village Center Community Development District,
           Florida, Recreational Revenue Bonds, Series A (h):
   1,640       5.375% due 11/01/2034                                      1,761
   1,000       5.125% due 11/01/2036                                      1,042

           Village Center Community Development District,
           Florida, Utility Revenue Bonds (h):
   2,585       5.25% due 10/01/2023                                       2,740
   4,030       5.125% due 10/01/2028                                      4,191

           Volusia County, Florida, IDA, Student Housing
           Revenue Bonds (Stetson University Project),
           Series A (m):
   1,000       5% due 6/01/2025                                           1,040
   1,000       5% due 6/01/2035                                           1,032


Maryland--0.9%

   1,000   Baltimore, Maryland, Convention Center
           Hotel Revenue Bonds, Senior Series A, 5.25%
           due 9/01/2039 (o)                                              1,055


New Jersey--1.7%

   2,000   New Jersey EDA, Cigarette Tax Revenue Bonds,
           5.50% due 6/15/2024                                            2,071



                                                                 (In Thousands)

    Face
  Amount   Municipal Bonds                                              Value

Puerto Rico--6.8%

 $ 1,970   Puerto Rico Electric Power Authority, Power
           Revenue Bonds, Series II, 5.375%
           due 7/01/2019 (h)                                         $    2,122

   1,000   Puerto Rico Public Buildings Authority, Government
           Facilities Revenue Refunding Bonds, Series I, 5%
           due 7/01/2036                                                  1,007

   1,145   Puerto Rico Public Finance Corporation,
           Commonwealth Appropriation Revenue Bonds,
           Series E, 5.70% due 2/01/2010 (i)                              1,223

   3,550   Puerto Rico Public Finance Corporation Revenue
           Refunding Bonds, RIB, Series 522X, 6.71%
           due 8/01/2022 (h)(k)                                           4,083

           Total Municipal Bonds
           (Cost--$183,747)--155.2%                                     191,102



  Shares
    Held   Short-Term Securities

   3,615   CMA Florida Municipal Money Fund 3.14% (j)(r)                  3,615

           Total Short-Term Securities
           (Cost--$3,615)--2.9%                                           3,615

Total Investments (Cost--$187,362*)--158.1%                             194,717
Other Assets Less Liabilities--0.4%                                         460
Preferred Shares, at Redemption Value--(58.5%)                         (72,041)
                                                                      ---------
Net Assets Applicable to Common Shares--100.0%                        $ 123,136
                                                                      =========


  * The cost and unrealized appreciation (depreciation) of investments as of April 30, 2006, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                  $       187,289
                                                    ===============
    Gross unrealized appreciation                   $         7,704
    Gross unrealized depreciation                             (276)
                                                    ---------------
    Net unrealized appreciation                     $         7,428
                                                    ===============

(a) AMBAC Insured.

(b) Escrowed to maturity.

(c) FGIC Insured.

(d) FHLMC Collateralized.

(e) FNMA Collateralized.

(f) FSA Insured.

(g) GNMA Collateralized.

(h) MBIA Insured.

(i) Prerefunded.

(j) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:


                                                      Net        Dividend
    Affiliate                                       Activity      Income

    Merrill Lynch Institutional Tax-Exempt Fund     (2,600)         --*
    CMA Florida Municipal Money Fund                 3,615         $16

     * Amount is less than $1,000.


(k) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.

(l) ACA Insured.

(m) CIFG Insured.

(n) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.

(o) XL Capital Insured.

(p) Assured Guaranty Insured.

(q) Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.

(r) Represents the current yield as of 4/30/2006.

  o Forward interest rate swaps outstanding as of April 30, 2006 were as follows:


                                                Notional      Unrealized
                                                 Amount      Appreciation

    Pay a fixed rate of 3.976% and
    receive a floating rate based on
    1-week USD Bond Market
    Association rate

    Broker, JPMorgan Chase Bank
    Expires May 2021                           $ 5,500       $     143


    See Notes to Financial Statements.



SEMI-ANNUAL REPORTS                                              APRIL 30, 2006



Schedule of Investments                 MuniYield New Jersey Insured Fund, Inc.

                                                                 (In Thousands)

    Face
  Amount   Municipal Bonds                                              Value

New Jersey--140.2%

 $ 1,000   Delaware River and Bay Authority Revenue Bonds,
           New Jersey and Delaware, 5% due 1/01/2033 (e)             $    1,027

           Delaware River Joint Toll Bridge Commission,
           New Jersey and Pennsylvania, Bridge Revenue
           Refunding Bonds:
   1,875       5% due 7/01/2023                                           1,926
   1,000       5% due 7/01/2028                                           1,020

   2,500   Delaware River Port Authority of Pennsylvania and
           New Jersey Revenue Bonds, RIB, Series 396, 7.903%
           due 1/01/2019 (d)(i)                                           2,857

     540   Essex County, New Jersey, Improvement Authority
           Revenue Bonds, Series A, 5% due 10/01/2028 (c)                   556

   6,925   Garden State Preservation Trust of New Jersey,
           Capital Appreciation Revenue Bonds, Series B, 5.12%
           due 11/01/2023 (d)(k)                                          2,987

           Garden State Preservation Trust of New Jersey, Open
           Space and Farmland Preservation Revenue Bonds,
           Series A (d):
   2,605       5.80% due 11/01/2022                                       2,944
   3,300       5.75% due 11/01/2028                                       3,864

   2,000   Gloucester County, New Jersey, Improvement
           Authority, Solid Waste Resource Recovery, Revenue
           Refunding Bonds (Waste Management Inc. Project),
           Series A, 6.85% due 12/01/2029                                 2,161

   1,000   Hudson County, New Jersey, COP, Refunding, 6.25%
           due 12/01/2016 (e)                                             1,158

   8,250   Hudson County, New Jersey, Improvement Authority,
           Facility Lease Revenue Refunding Bonds (Hudson
           County Lease Project), 5.375% due 10/01/2024 (c)               8,594

   8,080   Jackson Township, New Jersey, School District, GO,
           5% due 4/15/2012 (c)(h)                                        8,570

   3,750   Jersey City, New Jersey, Sewer Authority, Sewer
           Revenue Refunding Bonds, 6.25% due 1/01/2014 (a)               4,203

   3,000   Middlesex County, New Jersey, COP, Refunding, 5%
           due 8/01/2022 (e)                                              3,091

           Monmouth County, New Jersey, Improvement
           Authority, Governmental Loan Revenue Bonds (a):
     735       5.20% due 12/01/2014                                         776
   2,305       5.25% due 12/01/2015                                       2,439

           Monmouth County, New Jersey, Improvement
           Authority, Governmental Loan Revenue Refunding
           Bonds (a):
   1,695       5% due 12/01/2017                                          1,767
   1,520       5% due 12/01/2018                                          1,583
   1,540       5% due 12/01/2019                                          1,604

           New Jersey EDA, Cigarette Tax Revenue Bonds:
   1,060       5.625% due 6/15/2019                                       1,111
     785       5.75% due 6/15/2029                                          829
     225       5.50% due 6/15/2031                                          233
     465       5.75% due 6/15/2034                                          489

   1,000   New Jersey EDA, First Mortgage Revenue Bonds
           (Fellowship Village), Series C, 5.50% due 1/01/2028            1,002



                                                                 (In Thousands)

    Face
  Amount   Municipal Bonds                                              Value

New Jersey (continued)

 $ 1,700   New Jersey EDA, First Mortgage Revenue Refunding
           Bonds (Fellowship Village), Series A, 5.50%
           due 1/01/2018                                             $    1,721

           New Jersey EDA, Motor Vehicle Surcharge Revenue
           Bonds, Series A (e):
   3,325       4.95% due 7/01/2021 (k)                                    1,617
   3,900       5% due 7/01/2029                                           4,021
   8,500       5.25% due 7/01/2033                                        8,997
   1,765       5% due 7/01/2034                                           1,818

           New Jersey EDA, School Facilities Construction
           Revenue Bonds:
   3,390       Series F, 5% due 6/15/2013 (c)(h)                          3,609
   3,500       Series L, 5% due 3/01/2030 (d)                             3,621
   1,340       Series O, 5.25% due 3/01/2023                              1,420

           New Jersey EDA, School Facilities Construction,
           Revenue Refunding Bonds, Series K:
   2,000       5.25% due 12/15/2016 (a)                                   2,162
   6,500       5.25% due 12/15/2017 (c)                                   7,020

   5,070   New Jersey EDA, Water Facilities Revenue Bonds
           (New Jersey--American Water Company, Inc.
           Project), Series A, 6.875% due 11/01/2034 (c)                  5,134

           New Jersey Health Care Facilities Financing Authority,
           Revenue Bonds:
   2,100       (RWJ Healthcare Corporation), Series B, 5%
               due 7/01/2035 (f)                                          2,132
   1,125       (Somerset Medical Center), 5.50% due 7/01/2033             1,142
   4,000       (South Jersey Hospital), 6% due 7/01/2026                  4,232

           New Jersey Health Care Facilities Financing Authority,
           Revenue Refunding Bonds:
     615       (Atlantic City Medical Center), 6.25%
               due 7/01/2017                                                677
   1,315       (Atlantic City Medical Center), 5.75%
               due 7/01/2025                                              1,393
   2,425       (Holy Name Hospital), 6% due 7/01/2025                     2,501
   2,250       (Meridian Health System Obligation Group),
               5.25% due 7/01/2019 (d)                                    2,348

           New Jersey Sports and Exposition Authority, Luxury
           Tax Revenue Refunding Bonds (Convention Center) (e):
   2,000       5% due 9/01/2017                                           2,060
   1,540       5.50% due 3/01/2021                                        1,721
   1,000       5.50% due 3/01/2022                                        1,123

   3,200   New Jersey State Educational Facilities Authority,
           Higher Education, Capital Improvement Revenue
           Bonds, Series A, 5.125% due 9/01/2022 (a)                      3,357

           New Jersey State Educational Facilities Authority
           Revenue Bonds (Rowan University), Series C (e):
   1,315       5.125% due 7/01/2028                                       1,374
   1,185       5% due 7/01/2034                                           1,222

           New Jersey State Educational Facilities Authority,
           Revenue Refunding Bonds:
   3,185       (Montclair State University), Series L, 5%
               due 7/01/2034 (e)                                          3,285
     555       (Rowan University), Series C, 5%
               due 7/01/2031 (c)                                            569
   1,725       (William Paterson University), Series E, 5%
               due 7/01/2021 (g)                                          1,788



SEMI-ANNUAL REPORTS                                              APRIL 30, 2006



Schedule of Investments (continued)     MuniYield New Jersey Insured Fund, Inc.

                                                                 (In Thousands)

    Face
  Amount   Municipal Bonds                                              Value

New Jersey (continued)

 $ 3,500   New Jersey State, GO, Refunding, Series H, 5.25%
           due 7/01/2015 (d)                                         $    3,788

   5,350   New Jersey State Higher Education Assistance
           Authority, Student Loan Revenue Bonds, AMT,
           Series A, 5.30% due 6/01/2017 (a)                              5,392

   4,425   New Jersey State Housing and Mortgage Financing
           Agency, Capital Fund Program Revenue Bonds,
           Series A, 4.70% due 11/01/2025 (d)                             4,431

   3,150   New Jersey State Housing and Mortgage Finance
           Agency, Home Buyer Revenue Bonds, AMT, Series CC,
           5.80% due 10/01/2020 (e)                                       3,261

   2,780   New Jersey State Housing and Mortgage Financing
           Agency, M/F Revenue Bonds, AMT, Series A, 4.90%
           due 11/01/2035 (c)                                             2,745

   5,570   New Jersey State Transportation Trust Fund Authority,
           Transportation System Revenue Bonds, Series D, 5%
           due 6/15/2019 (d)                                              5,815

   3,600   New Jersey State Transportation Trust Fund
           Authority, Transportation System Revenue
           Refunding Bonds, Series B, 5.50%
           due 12/15/2021 (e)                                             4,031

   3,005   New Jersey State Turnpike Authority, Turnpike
           Revenue Bonds, Series B, 5.15%
           due 1/01/2035 (a)(k)                                           1,974

   1,835   New Jersey State Turnpike Authority, Turnpike
           Revenue Refunding Bonds, Series C-1, 4.50%
           due 1/01/2031 (a)                                              1,784

   1,000   Port Authority of New York and New Jersey,
           Consolidated Revenue Bonds, 93rd Series, 6.125%
           due 6/01/2094                                                  1,166

   4,075   Port Authority of New York and New Jersey, Revenue
           Bonds, Trust Receipts, AMT, Class R, Series 10,
           7.61% due 1/15/2017 (d)(i)                                     4,268

   3,180   Port Authority of New York and New Jersey,
           Revenue Refunding Bonds, DRIVERS, AMT,
           Series 153, 6.338% due 9/15/2012 (c)(i)                        3,273

   4,100   Rahway Valley Sewerage Authority, New Jersey,
           Sewer Revenue Bonds (Capital Appreciation),
           Series A, 4.74% due 9/01/2026 (e)(k)                           1,501

   2,200   South Jersey Port Corporation of New Jersey,
           Revenue Refunding Bonds, 5% due 1/01/2023                      2,251

   1,715   Tobacco Settlement Financing Corporation of
           New Jersey, Asset-Backed Revenue Bonds, 7%
           due 6/01/2041                                                  1,941



                                                                 (In Thousands)

    Face
  Amount   Municipal Bonds                                              Value

New Jersey (concluded)

           Union County, New Jersey, Utilities Authority, Senior
           Lease Revenue Refunding Bonds (Ogden Martin
           System of Union, Inc.), AMT, Series A (a):
 $ 1,590       5.375% due 6/01/2017                                  $    1,639
   1,670       5.375% due 6/01/2018                                       1,721

           University of Medicine and Dentistry, New Jersey,
           Revenue Bonds, Series A (a):
     570       5.50% due 12/01/2018                                         615
   1,145       5.50% due 12/01/2019                                       1,235
   1,130       5.50% due 12/01/2020                                       1,219
     865       5.50% due 12/01/2021                                         931


Puerto Rico--12.6%

           Puerto Rico Commonwealth Highway and
           Transportation Authority, Transportation Revenue
           Refunding Bonds:
   1,500       Series J, 5% due 7/01/2029 (e)                             1,553
   1,380       Series K, 5% due 7/01/2045                                 1,377

           Puerto Rico Electric Power Authority, Power Revenue
           Bonds:
   1,830       Series HH, 5.25% due 7/01/2029 (d)                         1,928
   2,000       Series RR, 5% due 7/01/2028 (b)                            2,070

   1,500   Puerto Rico Electric Power Authority, Power Revenue
           Refunding Bonds, Series PP, 5% due 7/01/2025 (c)               1,560

   2,110   Puerto Rico Industrial, Tourist, Educational, Medical
           and Environmental Control Facilities Revenue
           Bonds (Ascension Health), RIB, Series 377, 8.16%
           due 11/15/2030 (i)                                             2,476

   5,250   Puerto Rico Public Buildings Authority Revenue Bonds,
           DRIVERS, Series 211, 6.807% due 7/01/2021 (e)(i)               5,596

           Total Municipal Bonds
           (Cost--$193,378)--152.8%                                     200,396



  Shares
    Held   Short-Term Securities

   1,144   CMA New Jersey Municipal Money Fund, 2.99% (j)(l)              1,144

           Total Short-Term Securities
           (Cost--$1,144)--0.9%                                           1,144

Total Investments (Cost--$194,522*)--153.7%                             201,540
Other Assets Less Liabilities--2.4%                                       3,138
Preferred Stock, at Redemption Value--(56.1%)                          (73,543)
                                                                     ----------
Net Assets Applicable to Common Stock--100.0%                        $  131,135
                                                                     ==========



SEMI-ANNUAL REPORTS                                              APRIL 30, 2006



Schedule of Investments (concluded)     MuniYield New Jersey Insured Fund, Inc.

                                                                 (In Thousands)


  * The cost and unrealized appreciation (depreciation) of investments as of April 30, 2006, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                  $       194,277
                                                    ===============
    Gross unrealized appreciation                   $         7,941
    Gross unrealized depreciation                             (678)
                                                    ---------------
    Net unrealized appreciation                     $         7,263
                                                    ===============


(a) AMBAC Insured.

(b) CIFG Insured.

(c) FGIC Insured.

(d) FSA Insured.

(e) MBIA Insured.

(f) Radian Insured.

(g) XL Capital Insured.

(h) Prerefunded.

(i) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.

(j) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:


                                                      Net        Dividend
    Affiliate                                       Activity      Income

    CMA New Jersey Municipal Money Fund               629          $26


(k) Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.

(l) Represents the current yield as of 4/30/2006.

    See Notes to Financial Statements.



SEMI-ANNUAL REPORTS                                              APRIL 30, 2006



Schedule of Investments                     MuniYield Pennsylvania Insured Fund

                                                                 (In Thousands)

    Face
  Amount   Municipal Bonds                                              Value

Pennsylvania--140.8%

 $ 3,285   Abington, Pennsylvania, School District, GO, Series A,
           5% due 4/01/2032 (e)                                      $    3,390

   2,000   Allegheny County, Pennsylvania, Hospital
           Development Authority, Health Center Revenue
           Bonds (University of Pittsburgh Medical Center
           Health System), Series B, 6% due 7/01/2026 (f)                 2,380

   5,000   Allegheny County, Pennsylvania, Sanitation Authority,
           Sewer Revenue Refunding Bonds, Series A, 5%
           due 12/01/2030 (f)                                             5,177

   4,000   Commonwealth Financing Authority, Pennsylvania,
           Revenue Bonds, Series A, 5% due 6/01/2025 (e)                  4,171

   5,500   Delaware County, Pennsylvania, IDA Revenue Bonds
           (Pennsylvania Suburban Water Company Project),
           AMT, Series A, 5.15% due 9/01/2032 (a)                         5,648

   4,770   Delaware County, Pennsylvania, IDA, Water Facilities
           Revenue Refunding Bonds (Aqua Pennsylvania Inc.
           Project), AMT, Series B, 5% due 11/01/2036 (c)                 4,861

   1,500   Delaware Valley, Pennsylvania, Regional Finance
           Authority, Local Government Revenue Bonds, 5.75%
           due 7/01/2032                                                  1,687

   5,000   Erie County, Pennsylvania, Convention Center
           Authority, Convention Center Hotel Revenue Bonds,
           5% due 1/15/2036 (c)                                           5,131

   7,000   Erie County, Pennsylvania, Hospital Authority
           Revenue Bonds (Hamot Health Foundation), 5%
           due 11/01/2035 (d)                                             7,183

   4,000   Gettysburg, Pennsylvania, Municipal Authority,
           College Revenue Refunding Bonds, 5%
           due 8/15/2023 (f)                                              4,117

   4,000   Lancaster County, Pennsylvania, Hospital Authority
           Revenue Bonds (Lancaster General Hospital Project),
           5.50% due 3/15/2026                                            4,144

   3,000   Lehigh County, Pennsylvania, General Purpose
           Authority, Hospital Revenue Refunding Bonds (Saint
           Lukes Hospital of Bethlehem), 5.375% due 8/15/2033             3,075

   5,000   Lehigh County, Pennsylvania, IDA, PCR, Refunding
           (Pennsylvania Power and Light Utilities Corporation
           Project), Series A, 4.70% due 9/01/2029 (c)                    4,919

   3,500   Luzerne County, Pennsylvania, IDA, Water Facility
           Revenue Refunding Bonds, RIB, AMT, Series 1170,
           6.10% due 9/01/2034 (a)(h)                                     3,650

   2,675   North Allegheny, Pennsylvania, School District, GO,
           Series C, 5.25% due 5/01/2027 (e)                              2,829

   5,000   Northampton Borough, Pennsylvania,
           Municipal Authority, Water Revenue Bonds, 5%
           due 5/15/2034 (f)                                              5,133



                                                                 (In Thousands)

    Face
  Amount   Municipal Bonds                                              Value

Pennsylvania (continued)

 $ 6,000   Northumberland County, Pennsylvania, IDA,
           Water Facilities Revenue Refunding Bonds
           (Aqua Pennsylvania Inc. Project), AMT, 5.05%
           due 10/01/2039 (c)                                        $    6,111

   3,055   Pennsbury, Pennsylvania, School District, GO,
           Refunding, 5.50% due 1/15/2020 (c)                             3,286

   1,200   Pennsylvania Economic Development Financing
           Authority, Solid Waste Disposal Revenue Bonds
           (Waste Management Inc. Project), AMT, Series A,
           5.10% due 10/01/2027                                           1,199

   2,500   Pennsylvania HFA, Revenue Bonds, DRIVERS, AMT,
           Series 1248Z, 6.349% due 10/01/2009 (f)(h)                     2,589

   2,400   Pennsylvania HFA, S/F Mortgage Revenue Refunding
           Bonds, AMT, Series 92-A, 4.75% due 4/01/2031                   2,332

   1,200   Pennsylvania State Higher Educational Facilities
           Authority, College and University Revenue Bonds
           (Ursinus College), 5% due 1/01/2036 (i)                        1,220

           Pennsylvania State Higher Educational Facilities
           Authority, Revenue Bonds:
   3,000       (UPMC Health System), Series A, 6%
               due 1/15/2022                                              3,239
   4,305       (York College of Pennsylvania Project), Series EE1,
               5% due 11/01/2033 (g)                                      4,413

   2,000   Pennsylvania State Higher Educational Facilities
           Authority, Revenue Refunding Bonds (University
           Properties, Inc., Student Housing Project), Series A,
           5% due 8/01/2035 (d)                                           2,048

   7,000   Pennsylvania State IDA, EDR, Refunding, 5.50%
           due 7/01/2020 (a)                                              7,572

           Pennsylvania State Public School Building Authority,
           Revenue Bonds (Lehigh Career and Technical
           Institute) (c):
   3,085       5.125% due 10/01/2028                                      3,197
   2,000       5.25% due 10/01/2032                                       2,097

           Pennsylvania State Public School Building Authority,
           School and Capital Appreciation Revenue Bonds
           (Corry Area School District) (e)(k):
   1,980       4.85% due 12/15/2022                                         881
   1,980       5.167% due 12/15/2023                                        839
   1,980       5.489% due 12/15/2024                                        798
   1,980       5.825% due 12/15/2025                                        759

           Pennsylvania State Public School Building Authority,
           School Lease Revenue Bonds (The School District of
           Philadelphia Project) (e):
  10,000       5.25% due 6/01/2025                                       10,591
  10,300       5% due 6/01/2033                                          10,534

   7,500   Pennsylvania State Public School Building Authority,
           School Revenue Bonds, DRIVERS, Series 371,
           6.368% due 6/01/2011 (e)(h)                                    8,278



SEMI-ANNUAL REPORTS                                              APRIL 30, 2006



Schedule of Investments (continued)         MuniYield Pennsylvania Insured Fund

                                                                 (In Thousands)

    Face
  Amount   Municipal Bonds                                              Value

Pennsylvania (continued)

 $ 7,500   Pennsylvania State Turnpike Commission, Oil
           Franchise Tax Revenue Bonds, DRIVERS, Series 366,
           6.868% due 6/01/2011 (f)(h)                               $    8,667

   3,900   Pennsylvania State Turnpike Commission, Turnpike
           Revenue Bonds, DRIVERS, Series 460-Z, 6.868%
           due 6/01/2012 (a)(h)                                           4,572

   8,000   Philadelphia, Pennsylvania, Airport Revenue Bonds,
           Series A, AMT, 4.75% due 6/15/2035 (f)                         7,802

           Philadelphia, Pennsylvania, Authority for Industrial
           Development, Airport Revenue Refunding Bonds
           (Philadelphia Airport System Project), AMT, Series A (c):
   4,000       5.50% due 7/01/2017                                        4,231
   3,655       5.50% due 7/01/2018                                        3,866

           Philadelphia, Pennsylvania, Authority for Industrial
           Development, Lease Revenue Bonds:
   9,125       (City of Philadelphia Project), Series A, 5.375%
               due 2/15/2027 (f)                                          9,402
   3,000       Series B, 5.50% due 10/01/2020 (e)                         3,226
   4,680       Series B, 5.50% due 10/01/2021 (e)                         5,013

  10,000   Philadelphia, Pennsylvania, Gas Works Revenue
           Bonds, 1998 General Ordinance, 4th Series, 5%
           due 8/01/2032 (e)                                             10,225

   3,000   Philadelphia, Pennsylvania, Hospitals and Higher
           Education Facilities Authority, Hospital Revenue
           Refunding Bonds (Presbyterian Medical Center),
           6.65% due 12/01/2019 (b)                                       3,569

   3,000   Philadelphia, Pennsylvania, Housing Authority
           Revenue Bonds (Capital Fund Program), Series A,
           5.50% due 12/01/2018 (e)                                       3,213

   4,645   Philadelphia, Pennsylvania, Qualified Redevelopment
           Authority Revenue Bonds, AMT, Series B, 5%
           due 4/15/2027 (c)                                              4,719

   1,750   Philadelphia, Pennsylvania, Redevelopment Authority
           Revenue Bonds (Neighborhood Transformation),
           Series A, 5.50% due 4/15/2022 (c)                              1,867

           Philadelphia, Pennsylvania, School District, GO (c):
   5,000       RIB, Series 677, 7.18% due 8/01/2021 (h)                   5,965
   5,000       Series D, 5.125% due 6/01/2034                             5,160
   4,000       Series D, 5.25% due 6/01/2034                              4,201

   5,890   Pittsburgh, Pennsylvania, Water and Sewer Authority,
           Water and Sewer System Revenue Bonds, First Lien,
           5% due 9/01/2033 (f)                                           6,071

   6,000   Reading, Pennsylvania, School District, GO, 5%
           due 1/15/2029 (e)                                              6,210



                                                                 (In Thousands)

    Face
  Amount   Municipal Bonds                                              Value

Pennsylvania (concluded)

 $ 2,600   Sayre, Pennsylvania, Health Care Facilities Authority,
           Revenue Refunding Bonds (Guthrie Healthcare
           System), Series A, 5.875% due 12/01/2031                  $    2,749

           Southeastern Pennsylvania Transportation Authority,
           Special Revenue Bonds (c):
   4,500       5.375% due 3/01/2017                                       4,644
   2,525       5.375% due 3/01/2022                                       2,605

   2,570   Westmoreland County, Pennsylvania, Municipal
           Authority, Municipal Service Revenue Bonds, 5.25%
           due 8/15/2028 (e)                                              2,725


Guam--1.4%

   2,500   A.B. Won Guam International Airport Authority,
           General Revenue Refunding Bonds, AMT, Series C,
           5% due 10/01/2023 (f)                                          2,547


Puerto Rico--13.7%

  10,000   Puerto Rico Commonwealth, Public Improvement,
           GO, Series A, 5% due 7/01/2034                                10,083

   5,000   Puerto Rico Electric Power Authority, Power Revenue
           Bonds, Series RR, 5% due 7/01/2027 (g)                         5,186

           Puerto Rico Public Buildings Authority,
           Government Facilities Revenue Refunding
           Bonds, Series I:
   2,500       5.50% due 7/01/2025                                        2,669
   5,000       5.375% due 7/01/2034                                       5,249

   1,000   Puerto Rico Public Finance Corporation,
           Commonwealth Appropriation Revenue Bonds,
           Series E, 5.50% due 8/01/2029                                  1,048

           Total Municipal Bonds
           (Cost--$268,774)--155.9%                                     276,962



  Shares
    Held   Short-Term Securities

   1,839   CMA Pennsylvania Municipal Money Fund, 3.10% (j)(l)            1,839

           Total Short-Term Securities
           (Cost--$1,839)--1.0%                                           1,839

Total Investments (Cost--$270,613*)--156.9%                             278,801
Other Assets Less Liabilities--0.5%                                         941
Preferred Shares, at Redemption Value--(57.4%)                        (102,046)
                                                                     ----------
Net Assets Applicable to Common Shares--100.0%                       $  177,696
                                                                     ==========



SEMI-ANNUAL REPORTS                                              APRIL 30, 2006



Schedule of Investments (concluded)         MuniYield Pennsylvania Insured Fund

                                                                 (In Thousands)


  * The cost and unrealized appreciation (depreciation) of investments as of April 30, 2006, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                  $       270,545
                                                    ===============
    Gross unrealized appreciation                   $         9,181
    Gross unrealized depreciation                             (925)
                                                    ---------------
    Net unrealized appreciation                     $         8,256
                                                    ===============


(a) AMBAC Insured.

(b) Escrowed to maturity.

(c) FGIC Insured.

(d) CIFG Insured.

(e) FSA Insured.

(f) MBIA Insured.

(g) XL Capital Insured.

(h) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.

(i) Radian Insured.

(j) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:


                                                      Net        Dividend
    Affiliate                                       Activity      Income

    CMA Pennsylvania Municipal Money Fund            (875)         $23


(k) Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.

(l) Represents the current yield as of 4/30/2006.

  o Forward interest rate swaps outstanding as of April 30, 2006 were as follows:


                                                Notional      Unrealized
                                                 Amount      Depreciation

    Pay a fixed rate of 4.365% and
    receive a floating rate based on
    1-week USD Bond Market
    Association rate

    Broker, JPMorgan Chase Bank
    Expires July 2026                         $  32,000       $   --++

     ++ Amount is less than $1,000.


    See Notes to Financial Statements.




SEMI-ANNUAL REPORTS                                              APRIL 30, 2006


Statements of Net Assets
                                                                              MuniYield           MuniYield          MuniYield
                                                                               Florida            New Jersey        Pennsylvania
                                                                               Insured             Insured            Insured
As of April 30, 2006                                                             Fund             Fund, Inc.            Fund
Assets

       Investments in unaffiliated securities, at value*                    $   191,101,602    $   200,395,597    $   276,961,845
       Investments in affiliated securities, at value**                           3,614,895          1,144,545          1,838,638
       Unrealized appreciation on forward interest rate swaps                       143,451                 --                 --
       Cash                                                                          29,261             95,352             24,302
       Interest receivable                                                        2,257,236          3,256,843          3,978,592
       Receivable for securities sold                                                    --                 --            520,143
       Prepaid expenses                                                               5,565              5,271              6,796
                                                                            ---------------    ---------------    ---------------
       Total assets                                                             197,152,010        204,897,608        283,330,316
                                                                            ---------------    ---------------    ---------------

Liabilities

       Unrealized depreciation on forward interest rate swaps                            --                 --                224
       Payable for securities purchased                                           1,822,400                 --          3,318,678
       Dividends payable to Common Stock/Shareholders                                31,902            103,372            104,722
       Payable to investment adviser                                                 74,182             78,018            106,278
       Payable to other affiliates                                                    1,344              2,509              3,418
       Accrued expenses                                                              44,450             36,087             54,722
                                                                            ---------------    ---------------    ---------------
       Total liabilities                                                          1,974,278            219,986          3,588,042
                                                                            ---------------    ---------------    ---------------

Preferred Stock/Shares

       Preferred Stock/Shares, at redemption value, of AMPS+++ at
       $25,000 per share liquidation preference++***                             72,041,293         73,542,768        102,045,880
                                                                            ---------------    ---------------    ---------------

Net Assets Applicable to Common Stock/Shares

       Net assets applicable to Common Stock/Shares                         $   123,136,439    $   131,134,854    $   177,696,394
                                                                            ===============    ===============    ===============

Analysis of Net Assets Applicable to Common Stock/Shares

       Undistributed investment income--net                                 $       894,415    $     1,204,259    $       735,562
       Accumulated realized capital losses--net                                 (3,677,135)        (1,224,072)        (2,308,158)
       Unrealized appreciation--net                                               7,497,570          7,017,893          8,187,131
                                                                            ---------------    ---------------    ---------------
       Total accumulated earnings--net                                            4,714,850          6,998,080          6,614,535
                                                                            ---------------    ---------------    ---------------
       Common Stock/Shares, par value $.10 per share++++                            845,181            880,210          1,148,057
       Paid-in capital in excess of par                                         117,576,408        123,256,564        169,933,802
                                                                            ---------------    ---------------    ---------------
       Net Assets                                                           $   123,136,439    $   131,134,854    $   177,696,394
                                                                            ===============    ===============    ===============
       Net asset value per share of Common Stock/Shares                     $         14.57    $         14.90    $         15.48
                                                                            ===============    ===============    ===============
       Market Price                                                         $         13.77    $         14.70    $         14.73
                                                                            ===============    ===============    ===============
         * Identified cost on unaffiliated securities                       $   183,747,483    $   193,377,704    $   268,774,490
                                                                            ===============    ===============    ===============
        ** Identified cost on affiliated securities                         $     3,614,895    $     1,144,545    $     1,838,638
                                                                            ===============    ===============    ===============
       *** Preferred Stock/Shares issued and outstanding:
           Series A, par value of $.05 per share                                      2,400              2,240              1,600
                                                                            ===============    ===============    ===============
           Series B, par value of $.05 per share                                        480                 --              1,920
                                                                            ===============    ===============    ===============
           Series B, par value of $.10 per share                                         --                700                 --
                                                                            ===============    ===============    ===============
           Series C, par value of $.05 per share                                         --                 --                560
                                                                            ===============    ===============    ===============
        ++ Preferred Stock/Shares authorized                                      1,000,000              2,940          1,000,000
                                                                            ===============    ===============    ===============
      ++++ Common Stock/Shares issued and outstanding                             8,451,814          8,802,099         11,480,567
                                                                            ===============    ===============    ===============

       +++ Auction Market Preferred Stock/Shares.

           See Notes to Financial Statements.


SEMI-ANNUAL REPORTS                                              APRIL 30, 2006


Statements of Operations
                                                                              MuniYield           MuniYield          MuniYield
                                                                               Florida            New Jersey        Pennsylvania
                                                                               Insured             Insured            Insured
For the Six Months Ended April 30, 2006                                          Fund             Fund, Inc.            Fund
Investment Income

       Interest                                                             $     4,789,164    $     5,089,373    $     6,760,504
       Dividends from affiliates                                                     15,505             26,381             23,325
                                                                            ---------------    ---------------    ---------------
       Total income                                                               4,804,669          5,115,754          6,783,829
                                                                            ---------------    ---------------    ---------------

Expenses

       Investment advisory fees                                                     487,388            512,332            698,395
       Commission fees                                                               95,668             93,761            133,015
       Accounting services                                                           43,942             44,289             54,794
       Transfer agent fees                                                           20,963             26,832             33,695
       Professional fees                                                             26,948             26,675             29,010
       Printing and shareholder reports                                              10,710             10,364             14,028
       Directors'/Trustees' fees and expenses                                        13,865             13,532             13,771
       Listing fees                                                                   8,561              8,394              8,453
       Pricing fees                                                                   7,505              6,807              5,695
       Custodian fees                                                                 7,058              6,696              8,706
       Other                                                                         20,738             21,528             25,664
                                                                            ---------------    ---------------    ---------------
       Total expenses before reimbursement                                          743,346            771,210          1,025,226
       Reimbursement of expenses                                                    (3,006)            (4,903)            (4,821)
                                                                            ---------------    ---------------    ---------------
       Total expenses after reimbursement                                           740,340            766,307          1,020,405
                                                                            ---------------    ---------------    ---------------
       Investment income--net                                                     4,064,329          4,349,447          5,763,424
                                                                            ---------------    ---------------    ---------------

Realized and Unrealized Gain (Loss)--Net

       Realized gain (loss) on:
           Investments--net                                                       (350,153)            337,858            407,897
           Forward interest rate swaps--net                                       (213,955)             71,694          1,224,073
                                                                            ---------------    ---------------    ---------------
       Total realized gain (loss)                                                 (564,108)            409,552          1,631,970
                                                                            ---------------    ---------------    ---------------
       Change in unrealized appreciation/depreciation on:
           Investments--net                                                       (496,567)        (1,938,447)        (1,489,390)
           Forward interest rate swaps--net                                        (10,701)           (46,507)          (770,676)
                                                                            ---------------    ---------------    ---------------
       Total change in unrealized appreciation/depreciation                       (507,268)        (1,984,954)        (2,260,066)
                                                                            ---------------    ---------------    ---------------
       Total realized and unrealized loss--net                                  (1,071,376)        (1,575,402)          (628,096)
                                                                            ---------------    ---------------    ---------------

Dividends to Preferred Stock/Shareholders

       Investment income--net                                                   (1,060,348)          (987,285)        (1,439,448)
                                                                            ---------------    ---------------    ---------------
       Net Increase in Net Assets Resulting from Operations                 $     1,932,605    $     1,786,760    $     3,695,880
                                                                            ===============    ===============    ===============

       See Notes to Financial Statements.


SEMI-ANNUAL REPORTS                                              APRIL 30, 2006


Statements of Changes in Net Assets                                                                MuniYield Florida Insured Fund
                                                                                                 For the Six         For the
                                                                                                 Months Ended       Year Ended
                                                                                                  April 30,        October 31,
Increase (Decrease) in Net Assets:                                                                   2006              2005
Operations

       Investment income--net                                                                  $     4,064,329    $     8,290,264
       Realized gain (loss)--net                                                                     (564,108)          1,562,411
       Change in unrealized appreciation--net                                                        (507,268)        (4,777,919)
       Dividends to Preferred Shareholders                                                         (1,060,348)        (1,442,962)
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                          1,932,605          3,631,794
                                                                                               ---------------    ---------------

Dividends to Common Shareholders

       Investment income--net                                                                      (3,245,367)        (7,564,939)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends to Common Shareholders                  (3,245,367)        (7,564,939)
                                                                                               ---------------    ---------------

Share Transactions

       Value of shares issued to Common Shareholders in reinvestment of dividends                       27,237            144,662
       Offering and underwriting costs resulting from the issuance of Preferred Shares                      --          (244,177)
                                                                                               ---------------    ---------------
       Net increase (decrease) in net assets derived from share transactions                            27,237           (99,515)
                                                                                               ---------------    ---------------

Net Assets Applicable to Common Shares

       Total decrease in net assets applicable to Common Shares                                    (1,285,525)        (4,032,660)
       Beginning of period                                                                         124,421,964        128,454,624
                                                                                               ---------------    ---------------
       End of period*                                                                          $   123,136,439    $   124,421,964
                                                                                               ===============    ===============
           * Undistributed investment income--net                                              $       894,415    $     1,135,801
                                                                                               ===============    ===============

             See Notes to Financial Statements.


SEMI-ANNUAL REPORTS                                              APRIL 30, 2006


Statements of Changes in Net Assets                                                       MuniYield New Jersey Insured Fund, Inc.
                                                                                                 For the Six         For the
                                                                                                 Months Ended       Year Ended
                                                                                                  April 30,        October 31,
Increase (Decrease) in Net Assets:                                                                   2006              2005
Operations

       Investment income--net                                                                  $     4,349,447    $     8,428,036
       Realized gain--net                                                                              409,552          2,729,125
       Change in unrealized appreciation/depreciation--net                                         (1,984,954)        (5,148,576)
       Dividends to Preferred Stock shareholders                                                     (987,285)        (1,395,905)
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                          1,786,760          4,612,680
                                                                                               ---------------    ---------------

Dividends to Common Stock Shareholders

       Investment income--net                                                                      (3,274,381)        (8,036,760)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends to Common Stock shareholders            (3,274,381)        (8,036,760)
                                                                                               ---------------    ---------------

Stock Transactions

       Value of shares issued to Common Stock shareholders in reinvestment of dividends                     --            675,155
       Adjustment of offering costs resulting from the issuance of Preferred Stock                          --              1,285
                                                                                               ---------------    ---------------
       Net increase in net assets derived from stock transactions                                           --            676,440
                                                                                               ---------------    ---------------

Net Assets Applicable to Common Stock

       Total decrease in net assets applicable to Common Stock                                     (1,487,621)        (2,747,640)
       Beginning of period                                                                         132,622,475        135,370,115
                                                                                               ---------------    ---------------
       End of period*                                                                          $   131,134,854    $   132,622,475
                                                                                               ===============    ===============
           * Undistributed investment income--net                                              $     1,204,259    $     1,116,478
                                                                                               ===============    ===============

             See Notes to Financial Statements.


SEMI-ANNUAL REPORTS                                              APRIL 30, 2006


Statements of Changes in Net Assets                                                           MuniYield Pennsylvania Insured Fund
                                                                                                 For the Six         For the
                                                                                                 Months Ended       Year Ended
                                                                                                  April 30,        October 31,
Increase (Decrease) in Net Assets:                                                                   2006              2005
Operations

       Investment income--net                                                                  $     5,763,424    $    12,056,700
       Realized gain--net                                                                            1,631,970          4,069,175
       Change in unrealized appreciation/depreciation--net                                         (2,260,066)        (8,120,716)
       Dividends to Preferred Shareholders                                                         (1,439,448)        (2,146,454)
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                          3,695,880          5,858,705
                                                                                               ---------------    ---------------

Dividends to Common Shareholders

       Investment income--net                                                                      (4,752,955)       (10,967,433)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends to Common Shareholders                  (4,752,955)       (10,967,433)
                                                                                               ---------------    ---------------

Share Transactions

       Value of shares issued to Common Shareholders in reinvestment of dividends                           --            269,585
       Offering and underwriting costs resulting from the issuance of Preferred Shares                      --          (266,553)
       Adjustment to offering costs resulting from the issuance of Preferred Shares                   (17,729)                 --
                                                                                               ---------------    ---------------
       Net increase (decrease) in net assets derived from share transactions                          (17,729)              3,032
                                                                                               ---------------    ---------------

Net Assets Applicable to Common Shares

       Total decrease in net assets applicable to Common Shares                                    (1,074,804)        (5,105,696)
       Beginning of period                                                                         178,771,198        183,876,894
                                                                                               ---------------    ---------------
       End of period*                                                                          $   177,696,394    $   178,771,198
                                                                                               ===============    ===============
           * Undistributed investment income--net                                              $       735,562    $     1,164,541
                                                                                               ===============    ===============

             See Notes to Financial Statements.


SEMI-ANNUAL REPORTS                                              APRIL 30, 2006


Financial Highlights                                                                               MuniYield Florida Insured Fund
                                                                   For the Six
                                                                   Months Ended
The following per share data and ratios have been derived           April 30,            For the Year Ended October 31,
from information provided in the financial statements.                 2006        2005         2004         2003         2002
Per Share Operating Performance

       Net asset value, beginning of period                      $     14.72    $    15.22   $    15.04   $    15.04   $    14.94
                                                                 -----------    ----------   ----------   ----------   ----------
       Investment income--net                                         .48+++        .98+++       .98+++      1.05+++         1.04
       Realized and unrealized gain (loss)--net                        (.12)         (.38)          .20        (.06)          .06
       Less dividends and distributions to Preferred
       Shareholders:
           Investment income--net                                      (.13)         (.17)        (.07)        (.07)        (.10)
           Realized gain--net                                             --            --           --           --         --++
                                                                 -----------    ----------   ----------   ----------   ----------
       Total from investment operations                                  .23           .43         1.11          .92         1.00
                                                                 -----------    ----------   ----------   ----------   ----------
       Less dividends and distributions to Common Shareholders:
           Investment income--net                                      (.38)         (.90)        (.93)        (.92)        (.90)
           Realized gain--net                                             --            --           --           --         --++
                                                                 -----------    ----------   ----------   ----------   ----------
       Total dividends and distributions to Common Shareholders        (.38)         (.90)        (.93)        (.92)        (.90)
                                                                 -----------    ----------   ----------   ----------   ----------
       Offering and underwriting costs resulting from the
       issuance of Preferred Shares                                       --         (.03)           --           --           --
                                                                 -----------    ----------   ----------   ----------   ----------
       Net asset value, end of period                            $     14.57    $    14.72   $    15.22   $    15.04   $    15.04
                                                                 ===========    ==========   ==========   ==========   ==========
       Market price per share, end of period                     $     13.77    $    14.18   $    14.98   $    14.18   $    14.30
                                                                 ===========    ==========   ==========   ==========   ==========

Total Investment Return**

       Based on net asset value per share                         1.70%+++++         2.72%        7.98%        6.45%        7.22%
                                                                 ===========    ==========   ==========   ==========   ==========
       Based on market price per share                           (.23%)+++++          .54%       12.73%        5.56%        7.19%
                                                                 ===========    ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Common Shares

       Total expenses, net of reimbursement***                        1.20%*         1.20%        1.09%        1.08%        1.11%
                                                                 ===========    ==========   ==========   ==========   ==========
       Total expenses***                                              1.20%*         1.20%        1.10%        1.08%        1.11%
                                                                 ===========    ==========   ==========   ==========   ==========
       Total investment income--net***                                6.58%*         6.50%        6.54%        6.86%        7.02%
                                                                 ===========    ==========   ==========   ==========   ==========
       Amount of dividends to Preferred Shareholders                  1.72%*         1.13%         .48%         .47%         .67%
                                                                 ===========    ==========   ==========   ==========   ==========
       Investment income--net, to Common Shareholders                 4.86%*         5.37%        6.06%        6.39%        6.35%
                                                                 ===========    ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Preferred Shares

       Dividends to Preferred Shareholders                            2.97%*         2.02%        1.02%        1.00%        1.39%
                                                                 ===========    ==========   ==========   ==========   ==========


SEMI-ANNUAL REPORTS                                              APRIL 30, 2006


Financial Highlights (concluded)                                                                   MuniYield Florida Insured Fund
                                                                   For the Six
                                                                   Months Ended
The following per share data and ratios have been derived           April 30,            For the Year Ended October 31,
from information provided in the financial statements.                 2006        2005         2004         2003         2002
Supplemental Data

       Net assets applicable to Common Shares, end of period
       (in thousands)                                            $   123,136    $  124,422   $  128,455  $   126,915   $  126,947
                                                                 ===========    ==========   ==========   ==========   ==========
       Preferred Shares outstanding, end of period
       (in thousands)                                            $    72,000    $   72,000   $   60,000   $   60,000   $   60,000
                                                                 ===========    ==========   ==========   ==========   ==========
       Portfolio turnover                                             24.81%        51.33%       31.22%       47.21%       40.55%
                                                                 ===========    ==========   ==========   ==========   ==========

Leverage

       Asset coverage per $1,000                                 $     2,710    $    2,728   $    3,141   $    3,115   $    3,116
                                                                 ===========    ==========   ==========   ==========   ==========

Dividends Per Share on Preferred Shares Outstanding

       Series A--Investment income--net                          $       366    $      505   $      255   $      251   $      348
                                                                 ===========    ==========   ==========   ==========   ==========
       Series B++++--Investment income--net                      $       377    $      482           --           --           --
                                                                 ===========    ==========   ==========   ==========   ==========

         * Annualized.

        ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

       *** Does not reflect the effect of dividends to Preferred Shareholders.

        ++ Amount is less than $(.01) per share.

      ++++ Series B was issued on November 22, 2004.

       +++ Based on average shares outstanding.

     +++++ Aggregate total investment return.

           See Notes to Financial Statements.


SEMI-ANNUAL REPORTS                                              APRIL 30, 2006


Financial Highlights                                                                      MuniYield New Jersey Insured Fund, Inc.
                                                                   For the Six
                                                                   Months Ended
The following per share data and ratios have been derived           April 30,            For the Year Ended October 31,
from information provided in the financial statements.                 2006        2005         2004         2003         2002
Per Share Operating Performance

       Net asset value, beginning of period                       $    15.07    $    15.46   $    15.25   $    15.14   $    15.17
                                                                  ----------    ----------   ----------   ----------   ----------
       Investment income--net                                         .49+++        .96+++      1.03+++      1.06+++         1.07
       Realized and unrealized gain (loss)--net                        (.18)         (.27)          .21          .06        (.06)
       Less dividends and distributions to Preferred Stock
       shareholders:
           Investment income--net                                      (.11)         (.16)        (.06)        (.06)        (.09)
           Realized gain--net                                             --            --           --         --++         --++
                                                                  ----------    ----------   ----------   ----------   ----------
       Total from investment operations                                  .20           .53         1.18         1.06          .92
                                                                  ----------    ----------   ----------   ----------   ----------
       Less dividends and distributions to Common Stock
       shareholders:
           Investment income--net                                      (.37)         (.92)        (.94)        (.94)        (.94)
           Realized gain--net                                             --            --           --        (.01)        (.01)
                                                                  ----------    ----------   ----------   ----------   ----------
       Total dividends and distributions to Common Stock
       shareholders                                                    (.37)         (.92)        (.94)        (.95)        (.95)
                                                                  ----------    ----------   ----------   ----------   ----------
       Offering and underwriting costs resulting from the
       issuance of Preferred Stock                                        --            --        (.03)           --           --
                                                                  ----------    ----------   ----------   ----------   ----------
       Adjustment of offering costs resulting from the
       issuance of Preferred Stock                                        --      --++++++           --           --           --
                                                                  ----------    ----------   ----------   ----------   ----------
       Net asset value, end of period                             $    14.90    $    15.07   $    15.46   $    15.25   $    15.14
                                                                  ==========    ==========   ==========   ==========   ==========
       Market price per share, end of period                      $    14.70    $    14.65   $    15.16   $    14.39   $    14.45
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return**

       Based on net asset value per share                         1.39%+++++         3.49%        7.99%        7.24%        6.27%
                                                                  ==========    ==========   ==========   ==========   ==========
       Based on market price per share                            2.89%+++++         2.60%       12.23%        6.02%        2.30%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Common Stock

       Total expenses, net of reimbursement***                        1.16%*         1.16%        1.06%        1.03%        1.07%
                                                                  ==========    ==========   ==========   ==========   ==========
       Total expenses***                                              1.17%*         1.16%        1.07%        1.04%        1.07%
                                                                  ==========    ==========   ==========   ==========   ==========
       Total investment income--net***                                6.59%*         6.21%        6.79%        6.89%        7.04%
                                                                  ==========    ==========   ==========   ==========   ==========
       Amount of dividends to Preferred Stock shareholders            1.50%*         1.03%         .42%         .38%         .57%
                                                                  ==========    ==========   ==========   ==========   ==========
       Investment income--net, to Common Stock shareholders           5.09%*         5.18%        6.37%        6.51%        6.47%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Preferred Stock

       Dividends to Preferred Stock shareholders                      2.71%*         1.90%         .95%         .91%        1.32%
                                                                  ==========    ==========   ==========   ==========   ==========


SEMI-ANNUAL REPORTS                                              APRIL 30, 2006


Financial Highlights (concluded)                                                          MuniYield New Jersey Insured Fund, Inc.
                                                                   For the Six
                                                                   Months Ended
The following per share data and ratios have been derived           April 30,            For the Year Ended October 31,
from information provided in the financial statements.                 2006        2005         2004         2003         2002
Supplemental Data

       Net assets applicable to Common Stock, end of period
       (in thousands)                                             $  131,135    $  132,622   $  135,370   $  133,240   $  132,146
                                                                  ==========    ==========   ==========   ==========   ==========
       Preferred Stock outstanding, end of period
       (in thousands)                                             $   73,500    $   73,500   $   73,500   $   56,000   $   56,000
                                                                  ==========    ==========   ==========   ==========   ==========
       Portfolio turnover                                              2.96%        37.31%       18.25%       24.70%       28.45%
                                                                  ==========    ==========   ==========   ==========   ==========

Leverage

       Asset coverage per $1,000                                  $    2,784    $    2,804   $    2,842   $    3,379   $    3,360
                                                                  ==========    ==========   ==========   ==========   ==========

Dividends Per Share on Preferred Stock Outstanding

       Series A--Investment income--net                           $      335    $      492   $      232   $      228   $      330
                                                                  ==========    ==========   ==========   ==========   ==========
       Series B++++--Investment income--net                       $      338    $      420   $       57           --           --
                                                                  ==========    ==========   ==========   ==========   ==========

         * Annualized.

        ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

       *** Does not reflect the effect of dividends to Preferred Stock shareholders.

        ++ Amount is less than $(.01) per share.

      ++++ Series B was issued on August 25, 2004.

    ++++++ Amount is less than $.01 per share.

       +++ Based on average shares outstanding.

     +++++ Aggregate total investment return.

           See Notes to Financial Statements.


SEMI-ANNUAL REPORTS                                              APRIL 30, 2006


Financial Highlights                                                                         MuniYield Pennsylvania  Insured Fund
                                                                   For the Six
                                                                   Months Ended
The following per share data and ratios have been derived           April 30,            For the Year Ended October 31,
from information provided in the financial statements.                 2006        2005         2004         2003         2002
Per Share Operating Performance

       Net asset value, beginning of period                       $    15.57    $    16.04   $    15.56   $    15.34   $    15.19
                                                                  ----------    ----------   ----------   ----------   ----------
       Investment income--net                                         .50+++       1.05+++      1.08+++      1.11+++         1.11
       Realized and unrealized gain (loss)--net                        (.06)         (.35)          .48          .16          .13
       Dividends to Preferred Shareholders from investment
       income--net                                                     (.13)         (.19)        (.08)        (.07)        (.11)
                                                                  ----------    ----------   ----------   ----------   ----------
       Total from investment operations                                  .31           .51         1.48         1.20         1.13
                                                                  ----------    ----------   ----------   ----------   ----------
       Less dividends to Common Shareholders from investment
       income--net                                                     (.40)         (.96)       (1.00)        (.98)        (.98)
                                                                  ----------    ----------   ----------   ----------   ----------
       Total dividends to Common Shareholders                          (.40)         (.96)       (1.00)        (.98)        (.98)
                                                                  ----------    ----------   ----------   ----------   ----------
       Offering and underwriting costs resulting from the
       issuance of Preferred Shares                                       --         (.02)           --           --           --
                                                                  ----------    ----------   ----------   ----------   ----------
       Adjustment to offering costs resulting from the
       issuance of Preferred Shares                                   --++++            --           --           --           --
                                                                  ----------    ----------   ----------   ----------   ----------
       Net asset value, end of period                             $    15.48    $    15.57   $    16.04   $    15.56   $    15.34
                                                                  ==========    ==========   ==========   ==========   ==========
       Market price per share, end of period                      $    14.73    $    14.91   $    15.61   $    14.81   $    14.37
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return**

       Based on net asset value per share                         2.13%+++++         3.16%       10.15%        8.33%        7.84%
                                                                  ==========    ==========   ==========   ==========   ==========
       Based on market price per share                            1.48%+++++         1.51%       12.63%       10.07%        2.57%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Common Shares

       Total expenses, net of reimbursement***                        1.15%*         1.13%        1.05%        1.07%        1.12%
                                                                  ==========    ==========   ==========   ==========   ==========
       Total expenses***                                              1.15%*         1.14%        1.07%        1.08%        1.12%
                                                                  ==========    ==========   ==========   ==========   ==========
       Total investment income--net***                                6.47%*         6.56%        6.89%        7.08%        7.30%
                                                                  ==========    ==========   ==========   ==========   ==========
       Amount of dividends to Preferred Shareholders                  1.62%*         1.17%         .51%         .47%         .70%
                                                                  ==========    ==========   ==========   ==========   ==========
       Investment income--net, to Common Shareholders                 4.85%*         5.39%        6.38%        6.61%        6.60%
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Preferred Shares

       Dividends to Preferred Shareholders                            2.85%*         2.12%        1.04%         .95%        1.37%
                                                                  ==========    ==========   ==========   ==========   ==========


SEMI-ANNUAL REPORTS                                              APRIL 30, 2006


Financial Highlights (concluded)                                                             MuniYield Pennsylvania  Insured Fund
                                                                   For the Six
                                                                   Months Ended
The following per share data and ratios have been derived           April 30,            For the Year Ended October 31,
from information provided in the financial statements.                 2006        2005         2004         2003         2002
Supplemental Data

       Net assets applicable to Common Shares, end of period
       (in thousands)                                             $  177,696    $  178,771   $  183,877   $  178,337   $  175,720
                                                                  ==========    ==========   ==========   ==========   ==========
       Preferred Shares outstanding, end of period
       (in thousands)                                             $  102,000    $  102,000   $   88,000   $   88,000   $   88,000
                                                                  ==========    ==========   ==========   ==========   ==========
       Portfolio turnover                                             16.51%        46.42%       50.00%       55.57%       51.37%
                                                                  ==========    ==========   ==========   ==========   ==========

Leverage

       Asset coverage per $1,000                                  $    2,742    $    2,753   $    3,090   $    3,027   $    2,997
                                                                  ==========    ==========   ==========   ==========   ==========

Dividends Per Share on Preferred Shares Outstanding

       Series A--Investment income--net                           $      356    $      531   $      254   $      242   $      338
                                                                  ==========    ==========   ==========   ==========   ==========
       Series B--Investment income--net                           $      348    $      530   $      261   $      235   $      346
                                                                  ==========    ==========   ==========   ==========   ==========
       Series C++--Investment income--net                         $      360    $      501           --           --           --
                                                                  ==========    ==========   ==========   ==========   ==========

         * Annualized.

        ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

       *** Does not reflect the effect of dividends to Preferred Shareholders.

        ++ Series C was issued on November 22, 2004.

      ++++ Amount is less than $(.01) per share.

       +++ Based on average shares outstanding.

     +++++ Aggregate total investment return.

           See Notes to Financial Statements.


SEMI-ANNUAL REPORTS                                              APRIL 30, 2006



Notes to Financial Statements


1. Significant Accounting Policies:
MuniYield Florida Insured Fund, MuniYield New Jersey Insured Fund, Inc. and MuniYield Pennsylvania Insured Fund (the "Funds" or individually as the "Fund") are registered under the Investment Company Act of 1940, as amended, as non-diversified, closed-end management investment companies. The Funds' financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Funds determine and make available for publication the net asset value of their Common Stock/Shares on a daily basis. The Fund's Common Stock/Shares are listed on the New York Stock Exchange under the symbol MFT for MuniYield Florida Insured Fund, MJI for MuniYield New Jersey Insured Fund, Inc., and MPA for MuniYield Pennsylvania Insured Fund. The following is a summary of significant accounting policies followed by the Funds.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC markets or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Funds under the general direction of the Board of Directors/Trustees. Such valuations and procedures are reviewed periodically by the Board of Directors/Trustees of the Funds. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Funds' pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors/Trustees of the Funds.

(b) Derivative financial instruments--Each Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--Each Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--Each Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).



SEMI-ANNUAL REPORTS                                              APRIL 30, 2006



Notes to Financial Statements (continued)


Written and purchased options are non-income producing investments.

* Forward interest rate swaps--Each Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes--It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Funds amortize all premiums and discounts on debt securities.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Offering expenses--Direct expenses relating to the public offering of certain Fund's Preferred Stock/Shares were charged to capital. Any adjustments to estimates of offering costs were recorded back to capital.


2. Investment Advisory Agreement and Transactions with Affiliates:
Each Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of each Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, each Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock/Shares. For the six months ended April 30, 2006, the Investment Adviser agreed to reimburse its management fee by the amount of management fees each Fund pays to FAM indirectly through its investment(s) described below:


                                                      Reimbursement
                                                        For the Six
                                                       Months Ended
                             Investment(s)           April 30, 2006

MuniYield Florida            Merrill Lynch
   Insured Fund              Institutional Exempt/
                             CMA Florida
                             Municipal Money Fund            $3,006
MuniYield New Jersey         CMA New Jersey
   Insured Fund, Inc.        Municipal Money Fund            $4,903
MuniYield Pennsylvania       CMA Pennsylvania
Insured Fund                 Municipal Money Fund            $4,821


For the six months ended April 30, 2006, the Funds reimbursed FAM for certain accounting services. Each Fund's reimbursements were as follows:


                                                      Reimbursement

MuniYield Florida Insured Fund                               $2,142
MuniYield New Jersey Insured Fund, Inc.                      $2,283
MuniYield Pennsylvania Insured Fund                          $3,032


Certain officers and/or directors/trustees of the Funds are officers and/or directors of FAM, PSI, and/or ML & Co.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including FAM, to the investment management business of BlackRock, Inc. The transaction is expected to close in the third quarter of 2006.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2006 were as follows:


                            MuniYield      MuniYield      MuniYield
                              Florida     New Jersey   Pennsylvania
                              Insured        Insured        Insured
                                 Fund     Fund, Inc.           Fund

Total Purchases           $47,843,969    $ 6,033,265    $52,331,031
Total Sales               $49,630,943    $11,779,501    $45,690,857



SEMI-ANNUAL REPORTS                                              APRIL 30, 2006



Notes to Financial Statements (continued)


4. Stock/Share Transactions:
MuniYield Florida Insured Fund and MuniYield Pennsylvania Insured Fund are authorized to issue an unlimited number of Common Shares of beneficial interest, par value $.10 per share together with 1,000,000 Preferred Shares of beneficial interest, par value of $.05 per share. The Board of Trustees is authorized, however, to reclassify any unissued shares of beneficial interest without approval of the holders of Common Shares.

MuniYield New Jersey Insured Fund, Inc. is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to classify any unissued shares of stock without approval of holders of Common Stock.


Common Stock/Shares


MuniYield Florida Insured Fund

Shares issued and outstanding during the six months ended April 30, 2006 and during the year ended October 31, 2005 increased by 1,851 and 9,507, respectively, as a result of dividend reinvestment.


MuniYield New Jersey Insured Fund, Inc.

Shares issued and outstanding during the six months ended April 30, 2006 remained constant. Shares issued and outstanding during the year October 31, 2005 increased by 43,611 as a result of dividend reinvestment.


MuniYield Pennsylvania Insured Fund

Shares issued and outstanding during the six months ended April 30, 2006 remained constant. Shares issued and outstanding during the year ended October 31, 2005 increased by 16,822 as a result of dividend reinvestment.


Preferred Stock/Shares

Auction Market Preferred Stock/Shares are redeemable Preferred Stock/Shares of the Funds, with a liquidation preference of $25,000 per share plus accrued and unpaid dividends that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods.

MuniYield Florida Insured Fund and MuniYield Pennsylvania Insured Fund have a par value of $.05 per share. MuniYield New Jersey Insured Fund, Inc. has a par value of $.05 per share for Series A Shares and $.10 per share for Series B Shares. The yields in effect at April 30, 2006 were as follows:


                            MuniYield      MuniYield      MuniYield
                              Florida     New Jersey   Pennsylvania
                              Insured        Insured        Insured
                                 Fund     Fund, Inc.           Fund

Series A                        3.70%          3.50%          2.82%
Series B                        3.65%          3.60%          3.65%
Series C                           --             --          2.90%


MuniYield Florida Insured Fund

Shares issued and outstanding during the six months ended April 30, 2006 remained constant. Shares issued and outstanding during the year ended October 31, 2005 increased by 480 shares from the issuance of an additional series of Preferred Shares.


MuniYield New Jersey Insured Fund, Inc.

Shares issued and outstanding during the six months ended April 30, 2006 and the year ended October 31, 2005 remained constant.


MuniYield Pennsylvania Insured Fund

Shares issued and outstanding during the six months ended April 30, 2006 remained constant. Shares issued and outstanding during the year ended October 31, 2005 increased by 560 shares from the issuance of an additional series of Preferred Shares.

The Funds pay commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended April 30, 2006, MLPF&S earned commissions as follows:


                                                        Commissions

MuniYield Florida Insured Fund                          $    54,036
MuniYield New Jersey Insured Fund, Inc.                 $    55,315
MuniYield Pennsylvania Insured Fund                     $    77,601



SEMI-ANNUAL REPORTS                                              APRIL 30, 2006



Notes to Financial Statements (concluded)


5. Capital Loss Carryforward:


MuniYield Florida Insured Fund

On October 31, 2005, the Fund had a net capital loss carryforward of $2,775,558, of which $693,833 expires in 2008 and $2,081,725 expires in 2012.
These amounts will be available to offset like amounts of any future taxable gains.


MuniYield New Jersey Insured Fund, Inc.

On October 31, 2005, the Fund had a net capital loss carryforward of $667,579, all of which expires in 2012. This amount will be available to offset like amounts of any future taxable gains.


MuniYield Pennsylvania Insured Fund

On October 31, 2005, the Fund had a net capital loss carryforward of $3,277,078, all of which expires in 2008. This amount will be available to offset like amounts of any future taxable gains.


6. Subsequent Event
Each Fund paid a tax-exempt income dividend to holders of Common Stock/Shares on May 30, 2006 to stock/shareholders of record on May 15, 2006. The amount of the tax-exempt income dividends were as follows:


                                                   Per Share Amount

MuniYield Florida Insured Fund                             $.061000
MuniYield New Jersey Insured Fund, Inc.                    $.059000
MuniYield Pennsylvania Insured Fund                        $.063000



SEMI-ANNUAL REPORTS                                              APRIL 30, 2006



Proxy Results                                    MuniYield Florida Insured Fund


During the six-month period ended April 30, 2006, MuniYield Florida Insured Fund's Common Shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on April 27, 2006. A description of the proposal and number of shares voted are as follows:


                                                                        Shares Voted     Shares Withheld
                                                                            For            From Voting
1. To elect the Fund's Trustees:             Robert C. Doll, Jr.         7,895,655           133,742
                                             Donald W. Burton            7,897,374           132,023
                                             John F. O'Brien             7,894,071           135,326
                                             David H. Walsh              7,894,071           135,326


During the six-month period ended April 30, 2006, MuniYield Florida Insured
Fund's Preferred Shareholders (Series A--B) voted on the following proposal.
The proposal was approved at a shareholders' meeting on April 27, 2006. A description of the proposals and number of shares voted are as follows:


                                                                        Shares Voted     Shares Withheld
                                                                            For            From Voting
1. To elect the Fund's Board of Trustees:    Robert C. Doll, Jr.           2,713                16
                                             Donald W. Burton              2,709                20
                                             Laurie Simon Hodrick          2,713                16
                                             John F. O'Brien               2,709                20
                                             David H. Walsh                2,694                35
                                             Fred G. Weiss                 2,713                16



                                        MuniYield New Jersey Insured Fund, Inc.


During the six-month period ended April 30, 2006, MuniYield New Jersey Insured Fund, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on April 27, 2006. A description of the proposal and number of shares voted are as follows:


                                                                        Shares Voted     Shares Withheld
                                                                            For            From Voting
1. To elect the Fund's Directors:            Robert C. Doll, Jr.,        8,386,167           158,454
                                             Donald W. Burton            8,381,055           163,566
                                             John F. O'Brien             8,378,369           166,252
                                             David H. Walsh              8,374,783           169,838


During the six-month period ended April 30, 2006, MuniYield New Jersey Insured
Fund, Inc.'s Preferred Stock shareholders (Series A--B) voted on the following proposal. The proposal was approved at a shareholders' meeting on April 27, 2006. A description of the proposal and number of shares voted are as follows:


                                                                        Shares Voted     Shares Withheld
                                                                            For            From Voting
1. To elect the Fund's Board of Directors: Robert C. Doll, Jr.,
   Donald W. Burton, Laurie Simon Hodrick, John F. O'Brien,
   David H. Walsh and Fred G. Weiss                                        2,429               354




SEMI-ANNUAL REPORTS                                              APRIL 30, 2006



Proxy Results (concluded)                   MuniYield Pennsylvania Insured Fund


During the six-month period ended April 30, 2006, MuniYield Pennsylvania Insured Fund's Common Shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on April 27, 2006. A description of the proposal and number of shares voted are as follows:


                                                                        Shares Voted     Shares Withheld
                                                                            For            From Voting
1. To elect the Fund's Trustees:             Robert C. Doll, Jr.         10,979,184          136,012
                                             Donald W. Burton            10,977,744          137,452
                                             John F. O'Brien             10,976,404          138,792
                                             David H. Walsh              10,978,584          136,612


During the six-month period ended April 30, 2006, MuniYield Pennsylvania
Insured Fund's Preferred Shareholders (Series A--C) voted on the following proposal. The proposal was approved at a shareholders' meeting on April 27, 2006. A description of the proposal and number of shares voted are as follows:


                                                                        Shares Voted     Shares Withheld
                                                                            For            From Voting
1. To elect the Fund's Board of Trustees:    Robert C. Doll, Jr.           3,702               282
                                             Donald W. Burton              3,702               282
                                             Laurie Simon Hodrick          3,702               282
                                             John F. O'Brien               3,702               282
                                             David H. Walsh                3,702               282
                                             Fred G. Weiss                 3,698               286



SEMI-ANNUAL REPORTS                                              APRIL 30, 2006



Officers and Directors/Trustees


Robert C. Doll, Jr., President and Director/Trustee
Donald W. Burton, Director/Trustee
Laurie Simon Hodrick, Director/Trustee
John Francis O'Brien, Director/Trustee
David H. Walsh, Director/Trustee
Fred G. Weiss, Director/Trustee
Donald C. Burke, Vice President and Treasurer
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
William R. Bock, Vice President
Theodore R. Jaeckel Jr., Vice President
Robert D. Sneeden, Vice President
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary


MuniYield Florida Insured Fund and
MuniYield New Jersey Insured Fund, Inc.:
Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agents

Common Shares or Stock:              Preferred Shares or Stock:
The Bank of New York                 The Bank of New York
101 Barclay Street - 11 East         101 Barclay Street - 7 West
New York, NY 10286                   New York, NY 10286


MuniYield Pennsylvania Insured Fund:
Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agents

Common Shares:                       Preferred Shares:
Computershare                        The Bank of New York
Trust Company, N.A.                  101 Barclay Street - 7 West
P.O. Box 43010                       New York, NY 10286
Providence, RI 02940-3010
1-800-426-5523


Laurie Simon Hodrick resigned as a Director/Trustee of MuniYield Florida Insured Fund, MuniYield New Jersey Insured Fund, Inc. and MuniYield Pennsylvania Insured Fund effective May 1, 2006.



Investment Objectives


NYSE Symbol  MuniYield Florida Insured Fund seeks to provide shareholders with
MFT as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes and which enables shares of the Fund to be exempt from Florida intangible personal property taxes.


NYSE Symbol  MuniYield New Jersey Insured Fund, Inc. seeks to provide
MJI shareholders with as high a level of current income exempt from federal income tax and New Jersey personal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and New Jersey personal income taxes.


NYSE Symbol  MuniYield Pennsylvania Insured Fund seeks to provide shareholders
MPA with as high a level of current income exempt from federal and Pennsylvania income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal and Pennsylvania income taxes.



SEMI-ANNUAL REPORTS                                              APRIL 30, 2006


Availability of Quarterly Schedule of Investments


The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Electronic Delivery


The Funds offer electronic delivery of communications to their shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


SEMI-ANNUAL REPORTS                                              APRIL 30, 2006


Item 2 -   Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


MuniYield Pennsylvania Insured Fund


By:     /s/ Robert C. Doll, Jr.
       ---------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       MuniYield Pennsylvania Insured Fund


Date: June 22, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Robert C. Doll, Jr.
       ---------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       MuniYield Pennsylvania Insured Fund


Date: June 22, 2006


By:     /s/ Donald C. Burke
       ---------------------------
       Donald C. Burke,
       Chief Financial Officer of
       MuniYield Pennsylvania Insured Fund



Date: June 22, 2006